UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05822

MFS CHARTER INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

November 30, 2014

MFS® CHARTER INCOME TRUST

MCR-ANN

MFS® CHARTER INCOME TRUST

New York Stock Exchange Symbol: MCR

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The U.S. economy stands on firmer ground than the rest of the world, expanding at an annualized pace of more than 3%. The labor market has regained momentum,

consumer confidence has improved and gasoline prices have fallen sharply. Accordingly, expectations are strong for continued economic recovery into 2015.

In contrast, all other major economic regions are struggling. The eurozone economy is barely expanding, and deflation is a growing concern. The European Central Bank (ECB) has attempted to stimulate the region’s economy, and many market participants believe the ECB will introduce large-scale asset purchases.

Despite Japan’s efforts to strengthen its economy, its sales tax increase last spring tipped the country into a technical recession,

leading to additional monetary stimulus from the Bank of Japan. The Chinese economy is slowing down, and its growth rate will likely continue to fall as it transitions to a more sustainable basis.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

January 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Yield Corporates	64.0%
Non-U.S. Government Bonds	24.6%
Emerging Markets Bonds	13.0%
Investment Grade Corporates	10.2%
Commercial Mortgage-Backed Securities	3.6%
U.S. Government Agencies	3.3%
Mortgage-Backed Securities	2.8%
Floating Rate Loans	1.8%
Collateralized Debt Obligations	0.2%
Asset-Backed Securities	0.2%
U.S. Treasury Securities	(14.8)%

Composition including fixed income credit quality (a)(i)
AAA	5.7%
AA	3.1%
A	5.8%
BBB	19.2%
BB	30.7%
B	33.7%
CCC	7.5%
C	0.1%
U.S. Government	5.7%
Federal Agencies	6.1%
Not Rated	(8.7)%
Non-Fixed Income (o)	0.0%
Cash & Other	(8.9)%

Portfolio facts (i)
Average Duration (d)	5.6
Average Effective Maturity (m)	7.4 yrs.

Issuer country weightings (i)(x)
United States	45.9%
Germany	8.3%
Japan	6.6%
United Kingdom	5.0%
Canada	4.1%
Italy	3.0%
Mexico	2.6%
France	2.0%
Netherlands	1.8%
Other Countries	20.7%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.

From time to time Cash & Other may be negative due to borrowings for leverage transactions, timing of cash receipts, and/or equivalent exposure from any derivative holdings.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 11/30/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS Charter Income Trust (“fund”) is a closed-end fund. The fund’s investment objective is to seek high current income, but may also consider capital appreciation. MFS normally invests the fund’s assets primarily in debt instruments. MFS normally invests the fund’s assets in corporate bonds of US and/or foreign issuers, US Government securities, foreign government securities, mortgage-backed and other asset-backed securities of US and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories.

For the twelve months ended November 30, 2014, shares of the MFS Charter Income Trust provided a total return of 6.69%, at net asset value and a total return of 4.68%, at market value. This compares with a return of 4.52% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Over the same period, the fund’s other benchmark, the MFS Charter Income Trust Blended Index (“Blended Index”), generated a return of 5.92%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The performance commentary below is based on the net asset value performance of the fund which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund which are traded publicly on the exchange.

Market Environment

Prior to the reporting period, the decision by the US Federal Reserve (“Fed”) to postpone the tapering of its quantitative easing (“QE”) program surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government (from October 1 through October 16, 2013) and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

A generally risk-friendly, carry trade environment persisted from February 2014 until mid-year. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and, by the end of the period, expectations were

Management Review – continued

for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs. However, credit markets did not fare as well in the second half of 2014, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility as oil prices began to decline in an accelerated fashion in the fourth quarter.

Contributors to Performance

During the reporting period the portion of the fund’s return derived from yield, which was greater than that of the Blended Index, contributed to relative performance. A greater exposure to corporate bonds in the industrials sector benefited relative performance as the sector turned in positive performance over the period. Strong bond selection, particularly in the industrials and telecommunication sectors, also strengthened relative returns.

The fund employs leverage which has been created through the use of loan agreements with a bank. To the extent that investments are purchased through the use of leverage, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the fund’s use of leverage enhanced its absolute positive returns.

Detractors from Performance

Relative to the Blended Index, the fund’s greater exposure to “BB” and lower rated (r) bonds was a negative factor for relative performance as lower quality credit spreads widened during the period.

The fund’s lesser exposure to shifts in the long portion (centered around maturities of 10 or more years) of the yield curve (y), also negatively impacted relative performance as the curve flattened during the period.

Respectfully,

Richard Hawkins	William Adams	Ward Brown	David Cole
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Pilar Gomez-Bravo	Joshua Marston	Robert Persons	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Erik Weisman
Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

Management Review – continued

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/14

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Charter Income Trust

		Date		Price
Year Ended 11/30/14	Net Asset Value	11/30/14		$10.18
		11/30/13		$10.17
	New York Stock Exchange Price	11/30/14		$8.81
		5/01/14	(high) (t)	$9.38
		10/15/14	(low) (t)	$8.65
		11/30/13		$8.97

Total Returns vs Benchmarks

Year Ended 11/30/14	MFS Charter Income Trust at
	New York Stock Exchange Price (r)	4.68%
	Net Asset Value (r)	6.69%
	Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	4.52%
	MFS Charter Income Trust Blended Index (f)(w)	5.92%
	Barclays U.S. Credit Bond Index (f)	7.25%
	Barclays U.S. Government/Mortgage Bond Index (f)	4.53%
	Citigroup World Government Bond Non-Dollar Hedged Index (f)	7.87%
	JPMorgan Emerging Markets Bond Index Global (f)	9.28%

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period December 1, 2013 through November 30, 2014.

Performance Summary – continued

(w)	As of November 30, 2014, the MFS Charter Income Trust Blended Index was comprised of 15.2% Citigroup World Government Bond Non-Dollar Hedged Index, 12.8% JPMorgan Emerging Markets Bond Index Global, 42% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 10% Barclays U.S. Credit Bond Index, and 20% Barclays U.S. Government/Mortgage Bond Index.

Benchmark Definitions

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that distributions are in excess of the fund’s net investment income and net capital gains, determined in accordance with federal income tax regulations. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

Net asset values and performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.

Performance Summary – continued

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

Portfolio Manager	Primary Role	Since	Title and Five Year History
Richard Hawkins	Lead Portfolio Manager	2004	Investment Officer of MFS; employed in the investment management area of MFS since 1988.

William Adams	Lower Quality Debt Instruments Portfolio Manager	2011	Investment Officer of MFS; employed in the investment management area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.

David Cole	Lower Quality Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.

Pilar Gomez-Bravo	Global Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2013; Managing Director of Imperial Capital from May 2012 to March 2013; Portfolio Manager and Head of Research of Negentropy Capital from June 2011 to April 2012; Co-founder of Marengo Asset Management from June 2010 to April 2011; Head of Credit Europe Neuberger Berman from June 2006 to May 2010.

Joshua Marston	Structured Securities Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 1999.

Robert Persons	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2000.

Matthew Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment management area of MFS since 1997.

Erik Weisman	Sovereign Debt Obligations Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2002.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

You may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940 - 3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940 - 3078.

PORTFOLIO OF INVESTMENTS

11/30/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 114.5%
Issuer	Shares/Par	Value ($)
Aerospace - 1.6%
Bombardier, Inc., 7.5%, 3/15/18 (n)	$1,040,000	$1,149,980
Bombardier, Inc., 7.75%, 3/15/20 (n)	425,000	467,500
Bombardier, Inc., 6.125%, 1/15/23 (n)	1,135,000	1,166,213
CPI International, Inc., 8.75%, 2/15/18	1,295,000	1,333,850
Gencorp, Inc., 7.125%, 3/15/21	1,555,000	1,638,581
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	2,075,000	2,253,969
Huntington Ingalls Industries, Inc., 5%, 12/15/21 (n)	145,000	147,356
TransDigm, Inc., 6%, 7/15/22	100,000	101,000
TransDigm, Inc., 6.5%, 7/15/24	360,000	367,200

		$8,625,649
Apparel Manufacturers - 0.4%
Hanesbrands, Inc., 6.375%, 12/15/20	$875,000	$931,438
PVH Corp., 4.5%, 12/15/22	1,375,000	1,368,125

		$2,299,563
Asset-Backed & Securitized - 3.9%
Banc of America Commercial Mortgage, Inc., FRN, 5.947%, 2/10/51	$1,167,769	$1,282,963
Bayview Financial Acquisition Trust, FRN, 5.483%, 2/28/41 (d)(q)	85,940	87,544
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.752%, 12/28/40 (z)	671,248	401,001
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/49	1,605,000	1,678,336
Commercial Mortgage Pass-Through Certificates, FRN, 5.973%, 6/10/46	230,000	244,396
Countrywide Asset-Backed Certificates, FRN, 5.147%, 2/25/33	333,034	336,025
Crest Ltd., CDO, 7%, 1/28/40 (a)(p)	2,733,062	44,002
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.33%, 7/15/25 (z)	722,000	710,270
First Union-Lehman Brothers Bank of America, FRN, 0.727%, 11/18/35 (i)	5,782,501	97,990
Goldman Sachs Mortgage Securities Corp., FRN, 5.989%, 8/10/45	1,587,039	1,732,623
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/39	954,545	1,006,501
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.974%, 6/15/49	1,000,000	1,016,347

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 6.124%, 2/15/51		$319,387	$319,989
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.974%, 6/15/49		2,346,110	2,539,108
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.974%, 6/15/49		2,142,300	2,245,482
Merrill Lynch Mortgage Trust, FRN, 6.027%, 6/12/50		1,350,000	1,479,007
Morgan Stanley Capital I Trust, “AM”, FRN, 5.867%, 4/15/49		2,137,000	2,233,238
Multi Security Asset Trust, “A3”, CDO, 5%, 11/28/35 (n)		163,363	162,729
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.139%, 2/15/51		3,615,166	3,883,252

			$21,500,803
Automotive - 2.6%
Accuride Corp., 9.5%, 8/01/18		$1,585,000	$1,648,400
Allison Transmission, Inc., 7.125%, 5/15/19 (n)		2,345,000	2,462,250
FCE Bank PLC, 1.875%, 5/12/16	EUR	100,000	126,881
Ford Motor Credit Co. LLC, 1.7%, 5/09/16		$550,000	554,285
Goodyear Tire & Rubber Co., 6.5%, 3/01/21		1,585,000	1,684,063
Goodyear Tire & Rubber Co., 7%, 5/15/22		350,000	378,875
Harley-Davidson Financial Services, Inc., 2.7%, 3/15/17 (n)		370,000	381,220
Jaguar Land Rover PLC, 8.125%, 5/15/21 (n)		2,065,000	2,274,081
Lear Corp., 8.125%, 3/15/20		833,000	874,650
Lear Corp., 4.75%, 1/15/23		1,015,000	1,009,925
Lear Corp., 5.375%, 3/15/24		60,000	60,750
Lear Corp., 5.25%, 1/15/25		790,000	790,000
Renault S.A., 3.625%, 9/19/18	EUR	250,000	338,584
Schaeffler Finance B.V., 3.25%, 5/15/19	EUR	230,000	287,517
Schaeffler Finance B.V., 4.75%, 5/15/21 (n)		$660,000	658,350
Schaeffler Holding Finance B.V., 6.25%, 11/15/19 (p)(z)		470,000	491,738
TRW Automotive, Inc., 4.5%, 3/01/21 (n)		99,000	99,495
Volkswagen International Finance N.V., 3.875% to 9/04/18, FRN to 9/29/49	EUR	200,000	263,792

			$14,384,856
Biotechnology - 0.0%
Life Technologies Corp., 6%, 3/01/20		$200,000	$230,409

Broadcasting - 1.7%
AMC Networks, Inc., 7.75%, 7/15/21		$863,000	$938,513
Clear Channel Communications, Inc., 9%, 3/01/21		763,000	743,925
Clear Channel Worldwide Holdings, Inc., “A”, 6.5%, 11/15/22		190,000	197,087

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Broadcasting - continued
Clear Channel Worldwide Holdings, Inc., “B”, 6.5%, 11/15/22		$850,000	$886,125
Discovery Communications, Inc., 4.875%, 4/01/43		200,000	200,794
Liberty Media Corp., 8.5%, 7/15/29		820,000	904,050
Liberty Media Corp., 8.25%, 2/01/30		210,000	231,525
Netflix, Inc., 5.375%, 2/01/21		1,680,000	1,755,600
Nexstar Broadcasting, Inc., 6.875%, 11/15/20		1,070,000	1,112,800
Omnicom Group, Inc., 3.65%, 11/01/24		77,000	77,351
ProSiebenSat.1 Media AG, 2.625%, 4/15/21	EUR	240,000	310,046
Scripps Networks Interactive, 2.75%, 11/15/19		$107,000	108,065
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)		181,000	181,501
Univision Communications, Inc., 6.875%, 5/15/19 (n)		855,000	897,750
Univision Communications, Inc., 7.875%, 11/01/20 (n)		720,000	776,700
Vivendi S.A., 4%, 3/31/17	EUR	150,000	201,952

			$9,523,784
Brokerage & Asset Managers - 0.4%
E*TRADE Financial Corp., 6.375%, 11/15/19		$2,200,000	$2,354,000

Building - 2.2%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21		$1,800,000	$1,890,000
Building Materials Corp. of America, 5.375%, 11/15/24 (n)		875,000	875,000
Building Materials Holding Corp., 6.75%, 5/01/21 (n)		675,000	726,469
CEMEX Finance LLC, 6%, 4/01/24 (n)		234,000	234,293
CEMEX S.A.B. de C.V., 6.5%, 12/10/19 (n)		284,000	296,070
CEMEX S.A.B. de C.V., 7.25%, 1/15/21 (n)		423,000	447,323
CEMEX S.A.B. de C.V., 5.7%, 1/11/25 (n)		200,000	193,000
Cimpor Financial Operations B.V., 5.75%, 7/17/24 (n)		263,000	245,576
CRH Finance Ltd., 3.125%, 4/03/23	EUR	150,000	209,671
Elementia S.A. de C.V., 5.5%, 1/15/25 (z)		$210,000	210,840
Gibraltar Industries, Inc., 6.25%, 2/01/21		300,000	308,250
HD Supply, Inc., 8.125%, 4/15/19		690,000	749,685
HD Supply, Inc., 7.5%, 7/15/20		980,000	1,033,900
Headwaters, Inc., 7.25%, 1/15/19		390,000	406,575
Headwaters, Inc., 7.625%, 4/01/19		255,000	267,113
Holcim Finance Luxembourg S.A., 3%, 1/22/24	EUR	150,000	209,915
Holcim GB Finance Ltd., 8.75%, 4/24/17	GBP	100,000	181,957
Mohawk Industries, Inc., 3.85%, 2/01/23		$134,000	135,437
Nortek, Inc., 8.5%, 4/15/21		1,120,000	1,204,000
Owens Corning, Inc., 4.2%, 12/15/22		250,000	252,592
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 6/01/20 (n)		985,000	1,014,550
Union Andina de Cementos S.A.A., 5.875%, 10/30/21 (n)		259,000	263,274

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Building - continued
USG Corp., 7.875%, 3/30/20 (n)		$480,000	$519,000
USG Corp., 5.875%, 11/01/21 (n)		235,000	242,057

			$12,116,547
Business Services - 0.8%
Equinix, Inc., 4.875%, 4/01/20		$565,000	$566,413
Equinix, Inc., 5.375%, 1/01/22		305,000	306,525
Equinix, Inc., 5.375%, 4/01/23		490,000	491,838
Fidelity National Information Services, Inc., 3.875%, 6/05/24		335,000	342,941
Iron Mountain, Inc., 8.375%, 8/15/21		583,000	606,320
Iron Mountain, Inc., 6%, 8/15/23		625,000	654,688
NeuStar, Inc., 4.5%, 1/15/23		1,155,000	1,013,513
Tencent Holdings Ltd., 3.375%, 3/05/18 (n)		449,000	463,577

			$4,445,815
Cable TV - 3.9%
CCO Holdings LLC/CCO Holdings Capital Corp., 8.125%, 4/30/20		$1,055,000	$1,118,300
CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 6/01/20		250,000	267,813
CCO Holdings LLC/CCO Holdings Capital Corp., 6.5%, 4/30/21		1,965,000	2,068,163
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24		935,000	940,844
Cequel Communications Holdings, 6.375%, 9/15/20 (n)		1,575,000	1,634,063
Comcast Corp., 4.75%, 3/01/44		223,000	245,181
DISH DBS Corp., 7.875%, 9/01/19		240,000	274,200
DISH DBS Corp., 6.75%, 6/01/21		1,000,000	1,086,250
DISH DBS Corp., 5%, 3/15/23		1,065,000	1,033,716
DISH DBS Corp., 5.875%, 11/15/24 (n)		380,000	382,850
Intelsat Jackson Holdings S.A., 6.625%, 12/15/22		1,145,000	1,193,663
Intelsat Jackson Holdings S.A., 5.5%, 8/01/23		1,755,000	1,728,675
Intelsat Luxembourg S.A., 8.125%, 6/01/23		695,000	726,275
LGE Holdco VI B.V., 7.125%, 5/15/24 (z)	EUR	635,000	871,119
Lynx I Corp., 5.375%, 4/15/21 (n)		$380,000	391,875
Lynx II Corp., 6.375%, 4/15/23 (n)		555,000	591,075
Numericable Group S.A., 6%, 5/15/22 (n)		1,490,000	1,513,497
Shaw Communications, Inc., 5.65%, 10/01/19	CAD	215,000	213,231
SIRIUS XM Radio, Inc., 4.25%, 5/15/20 (n)		$90,000	89,325
SIRIUS XM Radio, Inc., 5.875%, 10/01/20 (n)		120,000	126,900
SIRIUS XM Radio, Inc., 5.75%, 8/01/21 (n)		185,000	193,325
SIRIUS XM Radio, Inc., 4.625%, 5/15/23 (n)		530,000	504,825
SIRIUS XM Radio, Inc., 6%, 7/15/24 (n)		1,065,000	1,099,613
Time Warner Cable, Inc., 5.75%, 6/02/31	GBP	100,000	187,194

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
Time Warner Cable, Inc., 5.25%, 7/15/42	GBP	100,000	$178,837
Unitymedia Hessen, 5.5%, 1/15/23 (n)		$1,100,000	1,144,000
Unitymedia KabelBW GmbH, 6.125%, 1/15/25 (z)		570,000	596,363
UPCB Finance III Ltd., 6.625%, 7/01/20 (n)		844,000	884,090
VTR Finance B.V., 6.875%, 1/15/24 (n)		207,000	217,868

			$21,503,130
Chemicals - 3.1%
Celanese U.S. Holdings LLC, 5.875%, 6/15/21		$1,044,000	$1,124,910
Celanese U.S. Holdings LLC, 4.625%, 11/15/22		210,000	210,525
CF Industries, Inc., 5.15%, 3/15/34		169,000	179,701
Consolidated Energy Finance S.A., 6.75%, 10/15/19 (n)		380,000	380,950
Dow Chemical Co., 8.55%, 5/15/19		200,000	251,987
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 5/01/21 (n)		1,080,000	1,166,400
Hexion U.S. Finance Corp., 6.625%, 4/15/20		330,000	319,275
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2/01/18		945,000	893,025
Huntsman International LLC, 8.625%, 3/15/21		1,180,000	1,280,300
Huntsman International LLC, 5.125%, 4/15/21	EUR	165,000	215,483
INEOS Finance PLC, 8.375%, 2/15/19 (n)		$2,000,000	2,135,000
INEOS Group Holdings S.A., 6.125%, 8/15/18 (n)		515,000	506,683
INEOS Group Holdings S.A., 5.875%, 2/15/19 (n)		400,000	389,000
Israel Chemicals Ltd., 4.5%, 12/02/24 (z)		2,460,000	2,487,675
LYB International Finance B.V., 4%, 7/15/23		135,000	141,392
NOVA Chemicals Corp., 5.25%, 8/01/23 (n)		250,000	261,875
NOVA Chemicals Corp., 5%, 5/01/25 (n)		480,000	496,200
Praxair, Inc., 1.625%, 12/01/25	EUR	100,000	124,126
Sociedad Quimica y Minera de Chile S.A., 5.5%, 4/21/20 (n)		$257,000	281,462
Solvay Finance S.A., FRN, 4.199%, 5/29/49	EUR	250,000	323,985
Taminco Global Chemical Corp., 9.75%, 3/31/20 (n)		$1,300,000	1,425,125
Tronox Finance LLC, 6.375%, 8/15/20		1,865,000	1,911,625
W.R. Grace & Co., 5.125%, 10/01/21 (n)		520,000	539,500

			$17,046,204
Computer Software - 0.3%
Oracle Corp., 3.4%, 7/08/24		$251,000	$257,984
Syniverse Holdings, Inc., 9.125%, 1/15/19		362,000	378,290
VeriSign, Inc., 4.625%, 5/01/23		995,000	977,588

			$1,613,862
Computer Software - Systems - 0.5%
Audatex North America, Inc., 6%, 6/15/21 (n)		$1,315,000	$1,364,313
CDW LLC/CDW Finance Corp., 8.5%, 4/01/19		646,000	685,568

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Computer Software - Systems - continued
CDW LLC/CDW Finance Corp., 6%, 8/15/22		$320,000	$334,800
CDW LLC/CDW Finance Corp., 5.5%, 12/01/24		525,000	523,688

			$2,908,369
Conglomerates - 2.0%
Alfa S.A.B de C.V., 6.875%, 3/25/44		$521,000	$579,613
Amsted Industries Co., 5%, 3/15/22 (n)		2,030,000	1,999,550
BC Mountain LLC, 7%, 2/01/21 (n)		1,160,000	1,049,800
Dynacast International LLC, 9.25%, 7/15/19		890,000	952,300
EnPro Industries, Inc., 5.875%, 9/15/22 (n)		805,000	827,138
Entegris, Inc., 6%, 4/01/22 (n)		1,475,000	1,523,380
KION Finance S.A., 6.75%, 2/15/20	EUR	250,000	338,916
Metalloinvest Finance Ltd., 5.625%, 4/17/20 (n)		$619,000	524,603
Renaissance Acquisition, 6.875%, 8/15/21 (n)		1,345,000	1,334,913
Rexel S.A., 6.125%, 12/15/19 (n)		1,520,000	1,580,800
Roper Industries, Inc., 1.85%, 11/15/17		200,000	201,870
Siemens Financierings N.V., 5.25% to 9/14/16, FRN to 9/14/66	EUR	100,000	133,252
Siemens Financierings N.V., 6.125% to 9/14/16, FRN to 9/14/66	GBP	75,000	123,878

			$11,170,013
Construction - 0.2%
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/21		$450,000	$452,250
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/24 (n)		853,000	810,350

			$1,262,600
Consumer Products - 0.6%
Elizabeth Arden, Inc., 7.375%, 3/15/21		$470,000	$439,450
Newell Rubbermaid, Inc., 4%, 12/01/24		400,000	406,018
Prestige Brands, Inc., 8.125%, 2/01/20		257,000	275,633
Prestige Brands, Inc., 5.375%, 12/15/21 (n)		805,000	792,925
Prosegur Compania de Seguridad S.A., 2.75%, 4/02/18	EUR	200,000	262,473
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)		$250,000	262,319
Spectrum Brands, Inc., 6.375%, 11/15/20		900,000	951,750

			$3,390,568
Consumer Services - 1.3%
ADT Corp., 6.25%, 10/15/21		$1,825,000	$1,911,688
ADT Corp., 4.125%, 6/15/23		60,000	54,450
Garda World Security Corp., 7.25%, 11/15/21 (n)		245,000	245,000
Garda World Security Corp., 7.25%, 11/15/21 (n)		660,000	660,000
Grupo Posadas S.A.B. de C.V., 7.875%, 11/30/17		505,000	489,850
Monitronics International, Inc., 9.125%, 4/01/20		1,360,000	1,346,400

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Consumer Services - continued
Multi-Color Corp., 6.125%, 12/01/22 (n)		$410,000	$417,175
Service Corp. International, 7%, 6/15/17		1,220,000	1,326,750
Service Corp. International, 5.375%, 5/15/24		545,000	561,350

			$7,012,663
Containers - 2.7%
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (n)		$1,445,000	$1,549,763
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (n)		750,000	808,125
Ball Corp., 5%, 3/15/22		375,000	388,125
Ball Corp., 4%, 11/15/23		1,260,000	1,209,600
Berry Plastics Group, Inc., 9.75%, 1/15/21		145,000	161,675
Berry Plastics Group, Inc., 5.5%, 5/15/22		915,000	919,575
Crown American LLC, 4.5%, 1/15/23		1,334,000	1,280,640
Greif, Inc., 6.75%, 2/01/17		850,000	913,750
Greif, Inc., 7.75%, 8/01/19		1,000,000	1,145,000
Owens-Brockway Glass Container, Inc., 5%, 1/15/22 (n)		355,000	359,438
Reynolds Group, 7.125%, 4/15/19		835,000	864,747
Reynolds Group, 9.875%, 8/15/19		410,000	441,775
Reynolds Group, 5.75%, 10/15/20		790,000	812,713
Reynolds Group, 8.25%, 2/15/21		1,880,000	1,962,250
Sealed Air Corp., 4.875%, 12/01/22 (n)		585,000	582,806
Sealed Air Corp., 5.125%, 12/01/24 (n)		145,000	145,363
Signode Industrial Group, 6.375%, 5/01/22 (n)		1,030,000	1,009,400

			$14,554,745
Defense Electronics - 0.3%
BAE Systems PLC, 4.125%, 6/08/22	GBP	150,000	$251,951
Ducommun, Inc., 9.75%, 7/15/18		$1,164,000	1,260,030

			$1,511,981
Electrical Equipment - 0.2%
Anixter, Inc., 5.125%, 10/01/21		$910,000	$921,375

Electronics - 1.1%
Advanced Micro Devices, Inc., 6.75%, 3/01/19		$1,145,000	$1,059,125
Advanced Micro Devices, Inc., 7.5%, 8/15/22		305,000	272,975
Advanced Micro Devices, Inc., 7%, 7/01/24		295,000	252,225
Micron Technology, Inc., 5.875%, 2/15/22 (n)		675,000	713,813
Nokia Corp., 5.375%, 5/15/19		500,000	538,750
Nokia Corp., 6.625%, 5/15/39		190,000	207,100
NXP B.V., 5.75%, 3/15/23 (n)		1,130,000	1,200,625
Sensata Technologies B.V., 6.5%, 5/15/19 (n)		1,130,000	1,186,500
Sensata Technologies B.V., 5.625%, 11/01/24 (z)		475,000	504,094

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electronics - continued
Tyco Electronics Group S.A., 2.375%, 12/17/18	$294,000	$298,696

		$6,233,903
Emerging Market Quasi-Sovereign - 2.6%
Banco do Estado Rio Grande do Sul S.A., 7.375%, 2/02/22 (n)	$1,092,000	$1,149,330
CNPC (HK) Overseas Capital Ltd., 4.5%, 4/28/21 (n)	547,000	587,081
CNPC General Capital Ltd., 3.4%, 4/16/23 (n)	586,000	571,554
Comision Federal de Electricidad , 4.875%, 1/15/24	234,000	248,625
Corporacion Financiera de Desarrollo S.A., FRN, 5.25%, 7/15/29 (n)	819,000	846,027
Ecopetrol S.A., 5.875%, 5/28/45	370,000	366,300
Empresa Nacional del Petroleo, 4.375%, 10/30/24 (n)	200,000	196,136
Gaz Capital S.A., 4.95%, 2/06/28	383,000	321,199
KazAgro National Management Holding, 4.625%, 5/24/23 (n)	1,088,000	1,006,400
Kazakhstan Temir Zholy Co., 6.95%, 7/10/42 (n)	1,167,000	1,259,193
KazMunayGas National Co., 6%, 11/07/44 (z)	200,000	187,750
Majapahit Holding B.V., 7.25%, 6/28/17 (n)	591,000	657,488
Majapahit Holding B.V., 8%, 8/07/19 (n)	380,000	448,875
Office Cherifien des Phosphates, 6.875%, 4/25/44 (n)	280,000	308,056
Pemex Project Funding Master Trust, 5.75%, 3/01/18	642,000	706,200
Pertamina PT, 5.25%, 5/23/21 (n)	256,000	271,360
Pertamina PT, 4.875%, 5/03/22 (n)	547,000	563,410
Pertamina PT, 6%, 5/03/42 (n)	318,000	323,565
Petroleos Mexicanos, 8%, 5/03/19	1,101,000	1,318,117
Petroleos Mexicanos, 4.875%, 1/24/22	774,000	824,310
Petroleos Mexicanos, 4.25%, 1/15/25 (n)	21,000	21,242
Petroleos Mexicanos, 5.5%, 6/27/44 (n)	112,000	115,360
PT Perusahaan Gas Negara (Persero) Tbk, 5.125%, 5/16/24 (n)	200,000	208,250
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 5/17/22 (n)	279,000	287,303
State Grid Overseas Investment (2014) Ltd., 4.125%, 5/07/24 (n)	1,570,000	1,659,339

		$14,452,470
Emerging Market Sovereign - 3.5%
Dominican Republic, 7.5%, 5/06/21 (n)	$548,000	$617,048
Dominican Republic, 5.875%, 4/18/24 (n)	121,000	126,445
Dominican Republic, 8.625%, 4/20/27	891,000	1,084,793
Republic of Angola, 7%, 8/16/19	482,000	500,388
Republic of Colombia, 8.125%, 5/21/24	1,025,000	1,370,938
Republic of Croatia, 5.5%, 4/04/23 (n)	2,108,000	2,215,255

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Republic of Ecuador, 7.95%, 6/20/24 (n)		$523,000	$537,383
Republic of El Salvador, 6.375%, 1/18/27 (n)		42,000	43,155
Republic of Hungary, 5.375%, 2/21/23		872,000	948,509
Republic of Indonesia, 11.625%, 3/04/19 (n)		848,000	1,140,560
Republic of Indonesia, 7.875%, 4/15/19	IDR	15,259,000,000	1,261,581
Republic of Indonesia, 2.875%, 7/08/21 (z)	EUR	175,000	224,557
Republic of Indonesia, 3.375%, 4/15/23 (n)		$302,000	293,318
Republic of Kazakhstan, 3.875%, 10/14/24 (n)		322,000	313,950
Republic of Panama, 9.375%, 4/01/29		719,000	1,079,399
Republic of Paraguay, 6.1%, 8/11/44 (n)		550,000	585,750
Republic of Peru, 7.35%, 7/21/25		355,000	472,150
Republic of Romania, 6.75%, 2/07/22 (n)		1,030,000	1,238,936
Republic of Slovakia, 4.375%, 5/21/22 (n)		688,000	749,136
Republic of Turkey, 5.625%, 3/30/21		362,000	401,820
Republic of Turkey, 6.25%, 9/26/22		390,000	450,977
Russian Federation, 4.875%, 9/16/23 (n)		800,000	762,488
Russian Federation, 4.875%, 9/16/23		200,000	190,622
United Mexican States, 3.625%, 3/15/22		1,130,000	1,167,290
United Mexican States, 8.5%, 5/31/29	MXN	13,970,000	1,213,278

			$18,989,726
Energy - Independent - 5.0%
Afren PLC, 10.25%, 4/08/19 (n)		$463,000	$427,831
American Energy-Permian Basin LLC, 7.125%, 11/01/20 (n)		300,000	243,000
American Energy-Permian Basin LLC, 7.375%, 11/01/21 (n)		910,000	734,825
Antero Resources Finance Corp., 6%, 12/01/20		735,000	746,944
Antero Resources Finance Corp., 5.375%, 11/01/21		1,050,000	1,036,875
Athlon Holdings LP/Athlon Finance Corp., 6%, 5/01/22 (n)		643,000	696,048
Baytex Energy Corp., 5.125%, 6/01/21 (n)		360,000	331,200
Baytex Energy Corp., 5.625%, 6/01/24 (n)		1,145,000	1,024,775
BreitBurn Energy Partners LP, 8.625%, 10/15/20		330,000	321,750
BreitBurn Energy Partners LP, 7.875%, 4/15/22		1,310,000	1,165,900
Chaparral Energy, Inc., 7.625%, 11/15/22		1,260,000	1,152,900
Cimarex Energy Co., 4.375%, 6/01/24		200,000	197,500
Concho Resources, Inc., 6.5%, 1/15/22		825,000	851,813
Concho Resources, Inc., 5.5%, 4/01/23		725,000	714,125
Continental Resources, Inc., 4.9%, 6/01/44		200,000	183,447
Continental Resources, Inc., 4.5%, 4/15/23		250,000	254,961
Energy XXI Gulf Coast, Inc., 6.875%, 3/15/24 (z)		195,000	146,250
EP Energy LLC, 6.875%, 5/01/19		300,000	312,750
EP Energy LLC, 9.375%, 5/01/20		795,000	868,538
EP Energy LLC, 7.75%, 9/01/22		2,360,000	2,407,200
Halcon Resources Corp., 8.875%, 5/15/21		1,010,000	777,700
Harvest Operations Corp., 6.875%, 10/01/17		377,000	375,115

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Energy - Independent - continued
Hess Corp., 8.125%, 2/15/19		$100,000	$121,147
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2/15/20 (n)		400,000	416,000
Hilcorp Energy I/Hilcorp Finance Co., 5%, 12/01/24 (n)		170,000	157,250
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20		530,000	479,650
Linn Energy LLC/Linn Energy Finance Corp., 7.75%, 2/01/21		1,688,000	1,502,320
Linn Energy LLC/Linn Energy Finance Corp., 6.5%, 9/15/21		510,000	441,150
MEG Energy Corp., 6.5%, 3/15/21 (n)		1,495,000	1,375,400
MEG Energy Corp., 7%, 3/31/24 (n)		900,000	816,750
Northern Blizzard Resources, Inc., 7.25%, 2/01/22 (n)		738,000	682,650
Nostrum Oil & Gas Finance B.V., 6.375%, 2/14/19 (n)		272,000	261,120
Oasis Petroleum, Inc., 6.875%, 3/15/22		1,430,000	1,344,200
Range Resources Corp., 5%, 8/15/22		180,000	185,850
Rosetta Resources, Inc., 5.625%, 5/01/21		430,000	410,650
RSP Permian, Inc., 6.625%, 10/01/22 (n)		495,000	481,388
Sanchez Energy Corp., 6.125%, 1/15/23 (n)		1,345,000	1,210,500
SandRidge Energy, Inc., 8.125%, 10/15/22		955,000	764,000
SM Energy Co., 6.5%, 11/15/21		1,115,000	1,134,513
SM Energy Co., 6.125%, 11/15/22 (n)		570,000	572,850

			$27,328,835
Energy - Integrated - 0.7%
BG Energy Capital PLC, FRN, 6.5%, 11/30/72	EUR	150,000	$208,576
BP Capital Markets PLC, 2.521%, 1/15/20		$60,000	60,401
Eni S.p.A., 4%, 6/29/20	EUR	150,000	217,616
Inkia Energy Ltd., 8.375%, 4/04/21		$754,000	801,125
Listrindo Capital B.V., 6.95%, 2/21/19 (n)		200,000	213,000
LUKOIL International Finance B.V., 4.563%, 4/24/23 (n)		544,000	457,195
LUKOIL International Finance B.V., 4.563%, 4/24/23		200,000	168,086
Pacific Rubiales Energy Corp., 7.25%, 12/12/21 (n)		1,107,000	1,159,583
Pacific Rubiales Energy Corp., 5.125%, 3/28/23 (n)		201,000	185,423
Pacific Rubiales Energy Corp., 5.625%, 1/19/25 (n)		173,000	159,593
Repsol International Finance B.V., 3.625%, 10/07/21	EUR	200,000	284,115

			$3,914,713
Entertainment - 1.7%
Activision Blizzard, Inc., 6.125%, 9/15/23 (n)		$1,590,000	$1,729,125
Carnival Corp., 1.2%, 2/05/16		370,000	370,201
Cedar Fair LP, 5.25%, 3/15/21		1,215,000	1,221,075
Cedar Fair LP, 5.375%, 6/01/24 (n)		405,000	403,988
Cinemark USA, Inc., 5.125%, 12/15/22		1,280,000	1,254,400
Cinemark USA, Inc., 4.875%, 6/01/23		780,000	742,950
NCL Corp. Ltd., 5.25%, 11/15/19 (n)		810,000	816,075
Seven Seas Cruises S. DE R.L., 9.125%, 5/15/19		1,235,000	1,338,370

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Entertainment - continued
Six Flags Entertainment Corp., 5.25%, 1/15/21 (n)		$1,255,000	$1,258,138

			$9,134,322
Financial Institutions - 3.3%
AerCap Ireland Capital Ltd., 5%, 10/01/21 (n)		$520,000	$540,800
Aircastle Ltd., 4.625%, 12/15/18		130,000	132,275
Aircastle Ltd., 5.125%, 3/15/21		1,370,000	1,383,700
Aviation Capital Group, 4.625%, 1/31/18 (n)		555,000	577,602
Aviation Capital Group, 6.75%, 4/06/21 (n)		415,000	473,100
CIT Group, Inc., 5.25%, 3/15/18		1,520,000	1,602,080
CIT Group, Inc., 6.625%, 4/01/18 (n)		1,305,000	1,422,450
CIT Group, Inc., 5.5%, 2/15/19 (n)		1,560,000	1,653,600
CIT Group, Inc., 3.875%, 2/19/19		566,000	568,717
CIT Group, Inc., 5%, 8/15/22		640,000	660,000
General Electric Capital Corp., 3.1%, 1/09/23		750,000	760,000
Icahn Enterprises LP, 6%, 8/01/20		700,000	728,840
Icahn Enterprises LP, 5.875%, 2/01/22		1,410,000	1,438,200
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/18		505,000	484,800
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/20		2,050,000	1,973,125
SLM Corp., 4.875%, 6/17/19		272,000	272,680
SLM Corp., 8%, 3/25/20		1,135,000	1,281,131
SLM Corp., 7.25%, 1/25/22		1,645,000	1,805,388
SLM Corp., 6.125%, 3/25/24		445,000	445,000

			$18,203,488
Food & Beverages - 2.0%
Anheuser-Busch InBev S.A., 6.875%, 11/15/19		$300,000	$362,588
B&G Foods, Inc., 4.625%, 6/01/21		860,000	827,750
BRF S.A., 4.75%, 5/22/24 (n)		206,000	202,910
BRF S.A., 4.75%, 5/22/24		1,408,000	1,386,880
Coca-Cola HBC Finance B.V., 4.25%, 11/16/16	EUR	150,000	199,711
Conagra Foods, Inc., 3.2%, 1/25/23		$181,000	177,758
Constellation Brands, Inc., 3.75%, 5/01/21		355,000	353,225
Constellation Brands, Inc., 4.25%, 5/01/23		1,400,000	1,394,820
Darling Ingredients, Inc., 5.375%, 1/15/22		1,300,000	1,313,000
Embotelladora Andina S.A., 5%, 10/01/23 (n)		236,000	248,559
Gruma S.A.B. de C.V., 4.875%, 12/01/24 (z)		202,000	206,545
H.J. Heinz Co., 4.25%, 10/15/20		1,085,000	1,098,671
JBS Investments GmbH, 7.75%, 10/28/20 (n)		397,000	430,745
Minerva Luxembourg S.A., 7.75%, 1/31/23 (n)		204,000	210,671
Sun Merger Sub, Inc., 5.875%, 8/01/21 (n)		1,365,000	1,446,900
Tyson Foods, Inc., 6.6%, 4/01/16		412,000	442,589
Tyson Foods, Inc., 5.15%, 8/15/44		81,000	88,337

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Food & Beverages - continued
Wm. Wrigley Jr. Co., 2.9%, 10/21/19 (n)		$107,000	$109,111
Wm. Wrigley Jr. Co., 3.375%, 10/21/20 (n)		300,000	310,419

			$10,811,189
Food & Drug Stores - 0.1%
CVS Health Corp., 5.75%, 6/01/17		$155,000	$171,745
Loblaw Cos. Ltd., 4.86%, 9/12/23	CAD	224,000	215,678
Walgreens Boots Alliance, Inc., 2.7%, 11/18/19		$293,000	296,327

			$683,750
Forest & Paper Products - 0.2%
Appvion, Inc., 9%, 6/01/20 (n)		$595,000	$434,350
International Paper Co., 6%, 11/15/41		185,000	211,716
Tembec Industries, Inc., 9%, 12/15/19 (n)		565,000	565,000

			$1,211,066
Gaming & Lodging - 1.7%
CCM Merger, Inc., 9.125%, 5/01/19 (n)		$1,055,000	$1,134,125
Chester Downs & Marina LLC, 9.25%, 2/01/20 (n)		315,000	274,838
Greektown Holdings LLC, 8.875%, 3/15/19 (n)		1,025,000	1,042,938
Hilton Worldwide Finance Co., 5.625%, 10/15/21 (n)		1,640,000	1,722,000
Isle of Capri Casinos, Inc., 8.875%, 6/15/20		300,000	317,250
Isle of Capri Casinos, Inc., 5.875%, 3/15/21		710,000	725,975
MGM Resorts International, 6.625%, 12/15/21		745,000	795,288
MGM Resorts International, 6%, 3/15/23		765,000	776,475
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/21		1,315,000	1,305,138
Wynn Las Vegas LLC, 7.75%, 8/15/20		1,165,000	1,240,725

			$9,334,752
Industrial - 0.8%
Dematic S.A., 7.75%, 12/15/20 (n)		$1,515,000	$1,602,113
Howard Hughes Corp., 6.875%, 10/01/21 (n)		1,790,000	1,888,450
SPL Logistics Escrow LLC, 8.875%, 8/01/20 (n)		670,000	718,575

			$4,209,138
Insurance - 0.3%
American International Group, Inc., 4.875% to 3/15/17, FRN to 3/15/67	EUR	250,000	$324,296
Assicurazioni Generali S.p.A., 7.75% to 2022, FRN to 12/12/42	EUR	100,000	157,559
Aviva PLC, 5.7% to 9/29/15, FRN to 9/29/49	EUR	150,000	191,516
CNP Assurances S.A., 6% to 9/14/20, FRN to 9/14/40	EUR	200,000	287,122
Delta Lloyd N.V., FRN, 9%, 8/29/42	EUR	150,000	241,705

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - continued
Unum Group, 7.125%, 9/30/16		$500,000	$553,906

			$1,756,104
Insurance - Property & Casualty - 0.3%
Amlin PLC, 6.5% to 12/19/16, FRN to 12/19/26	GBP	100,000	$162,284
Berkshire Hathaway, Inc., 4.5%, 2/11/43		$250,000	266,667
Clerical Medical Finance PLC, 4.25% to 6/24/15, FRN to 6/29/49	EUR	200,000	249,651
Marsh & McLennan Cos., Inc., 3.5%, 6/03/24		$159,000	161,093
QBE Capital Funding III Ltd., 7.5% to 5/24/21, FRN to 5/24/41	GBP	200,000	353,409
ZFS Finance USA Trust V, 6.5% to 5/09/17, FRN to 5/09/67 (n)		$627,000	672,458

			$1,865,562
International Market Quasi-Sovereign - 0.6%
Caisse d’Amortissement de la Dette Sociale, 1%, 5/25/18	EUR	150,000	$192,188
Eksportfinans A.S.A., 5.5%, 5/25/16		$250,000	262,000
Eksportfinans A.S.A., 5.5%, 6/26/17		91,000	97,143
Electricite de France S.A., 6% to 1/29/26, FRN to 12/29/49	GBP	100,000	166,762
ESB Finance Ltd., 4.375%, 11/21/19	EUR	200,000	289,561
Israel Electric Corp. Ltd., 5.625%, 6/21/18 (n)		$1,248,000	1,334,112
Israel Electric Corp. Ltd., 6.875%, 6/21/23 (n)		921,000	1,061,959

			$3,403,725
International Market Sovereign - 10.7%
Commonwealth of Australia, 5.75%, 5/15/21	AUD	2,301,000	$2,304,753
Federal Republic of Germany, 4.25%, 7/04/18	EUR	1,091,000	1,564,894
Federal Republic of Germany, 3.25%, 7/04/21	EUR	441,000	656,601
Federal Republic of Germany, 6.25%, 1/04/30	EUR	1,242,000	2,646,532
Government of Canada, 3.25%, 6/01/21	CAD	187,000	180,768
Government of Canada, 5.75%, 6/01/33	CAD	618,000	819,203
Government of Japan, 1.1%, 6/20/20	JPY	760,250,000	6,750,190
Government of Japan, 2.1%, 9/20/24	JPY	257,750,000	2,520,944
Government of Japan, 2.2%, 9/20/27	JPY	392,000,000	3,932,889
Government of Japan, 1.8%, 3/20/43	JPY	81,000,000	744,793
Government of New Zealand, 5%, 3/15/19	NZD	725,000	597,814
Government of New Zealand, 5.5%, 4/15/23	NZD	400,000	348,616
Kingdom of Belgium, 5.5%, 9/28/17	EUR	1,836,000	2,637,266
Kingdom of Belgium, 4.25%, 9/28/21	EUR	691,000	1,079,235
Kingdom of Denmark, 3%, 11/15/21	DKK	2,538,000	501,259
Kingdom of Spain, 5.4%, 1/31/23	EUR	987,000	1,584,292
Kingdom of Spain, 5.5%, 7/30/17	EUR	240,000	337,209
Kingdom of Spain, 4.6%, 7/30/19	EUR	2,130,000	3,099,021

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
Kingdom of Sweden, 5%, 12/01/20	SEK	3,565,000	$605,411
Kingdom of Sweden, 3.5%, 6/01/22	SEK	1,275,000	205,946
Kingdom of the Netherlands, 3.5%, 7/15/20	EUR	573,000	842,064
Kingdom of the Netherlands, 5.5%, 1/15/28	EUR	935,000	1,784,859
Republic of Austria, 4.65%, 1/15/18	EUR	1,679,000	2,390,856
Republic of Finland, 3.875%, 9/15/17	EUR	457,000	629,660
Republic of France, 6%, 10/25/25	EUR	341,000	639,013
Republic of France, 4.75%, 4/25/35	EUR	1,278,000	2,404,157
Republic of Ireland, 4.5%, 4/18/20	EUR	222,000	333,559
Republic of Ireland, 5.4%, 3/13/25	EUR	99,000	167,732
Republic of Italy, 5.25%, 8/01/17	EUR	3,500,000	4,887,157
Republic of Italy, 3.75%, 3/01/21	EUR	4,042,000	5,769,654
United Kingdom Treasury, 8%, 6/07/21	GBP	1,260,000	2,766,366
United Kingdom Treasury, 4.25%, 12/07/27	GBP	630,000	1,220,221
United Kingdom Treasury, 4.25%, 3/07/36	GBP	515,000	1,029,330
United Kingdom Treasury, 3.25%, 1/22/44	GBP	350,000	611,030

			$58,593,294
Machinery & Tools - 1.6%
Ashtead Capital, Inc., 5.625%, 10/01/24 (n)		$1,385,000	$1,461,175
CNH America LLC, 7.25%, 1/15/16		710,000	743,725
H&E Equipment Services Co., 7%, 9/01/22		1,505,000	1,599,063
Jurassic Holdings III, Inc., 6.875%, 2/15/21 (n)		1,105,000	1,088,425
Light Tower Rentals, Inc., 8.125%, 8/01/19 (n)		815,000	741,650
Loxam SAS, 4.875%, 7/23/21 (z)	EUR	350,000	431,150
RSC Equipment Rental, Inc., 8.25%, 2/01/21		$940,000	1,022,250
United Rentals North America, Inc., 7.625%, 4/15/22		1,270,000	1,403,350

			$8,490,788
Major Banks - 2.3%
ABN AMRO North America Finance, Inc., 7.125%, 7/06/22	EUR	150,000	$245,556
Bank of America Corp., 7.625%, 6/01/19		$370,000	450,287
Bank of America Corp., 4.125%, 1/22/24		262,000	274,831
Bank of America Corp., 4.875%, 4/01/44		104,000	112,927
Bank of America Corp., FRN, 5.2%, 12/31/49		1,785,000	1,636,845
Barclays Bank PLC, 6%, 1/14/21	EUR	150,000	227,480
Barclays Bank PLC, 6.75% to 1/16/18, FRN to 1/16/23	GBP	100,000	171,136
BBVA Senior Finance S.A., 3.25%, 3/21/16	EUR	200,000	257,794
Credit Agricole S.A., 7.375%, 12/18/23	GBP	100,000	198,443
Credit Agricole S.A., 7.875% to 10/26/19, FRN to 10/29/49	EUR	200,000	296,765
Goldman Sachs Group, Inc., 5.75%, 1/24/22		$500,000	578,945
HSBC USA, Inc., 4.875%, 8/24/20		460,000	511,394
ING Bank N.V., 4.875%, 1/18/21	EUR	100,000	155,091
ING Bank N.V., 3.50% to 11/21/18, FRN to 11/21/23	EUR	250,000	329,408

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - continued
JPMorgan Chase & Co., 6.3%, 4/23/19		$500,000	$583,103
JPMorgan Chase & Co., 3.25%, 9/23/22		478,000	483,793
JPMorgan Chase & Co., 6.75% to 2/01/24, FRN to 1/29/49		215,000	228,975
JPMorgan Chase & Co., 6% to 8/01/23, FRN to 12/29/49		1,995,000	2,009,963
Morgan Stanley, 5.75%, 10/18/16		397,000	429,783
Morgan Stanley, 6.625%, 4/01/18		391,000	449,701
RBS Capital Trust II, 6.425% to 1/03/34, FRN to 12/29/49		530,000	553,850
Royal Bank of Scotland Group PLC, 5.5%, 3/23/20	EUR	150,000	230,954
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31, FRN to 8/29/49		$1,140,000	1,333,800
Royal Bank of Scotland Group PLC, 6.99% to 10/04/17, FRN to 10/29/49 (n)		350,000	397,250
Royal Bank of Scotland Group PLC, FRN, 3.625%, 3/25/24	EUR	250,000	315,236
Societe Generale, 4.25%, 7/13/22	EUR	100,000	155,290
Wells Fargo & Co., 5.9% to 6/15/24, FRN to 12/29/49		$253,000	260,274

			$12,878,874
Medical & Health Technology & Services - 3.5%
CHS/Community Health Systems, Inc., 5.125%, 8/01/21		$235,000	$241,463
CHS/Community Health Systems, Inc., 6.875%, 2/01/22		1,685,000	1,783,994
Davita, Inc., 6.625%, 11/01/20		986,000	1,032,835
Davita, Inc., 5.125%, 7/15/24		755,000	774,347
Fresenius Medical Care Capital Trust III, 5.625%, 7/31/19 (n)		495,000	532,125
Fresenius Medical Care Capital Trust III, 5.875%, 1/31/22 (n)		335,000	362,638
Fresenius US Finance II, Inc., 4.25%, 2/01/21 (n)		32,000	32,957
HCA, Inc., 4.25%, 10/15/19		145,000	145,725
HCA, Inc., 7.5%, 2/15/22		2,160,000	2,473,200
HCA, Inc., 5.875%, 3/15/22		1,950,000	2,120,625
HCA, Inc., 5%, 3/15/24		690,000	698,625
HealthSouth Corp., 8.125%, 2/15/20		1,825,000	1,911,688
LifePoint Hospitals, Inc., 5.5%, 12/01/21		1,950,000	2,023,125
McKesson Corp., 7.5%, 2/15/19		110,000	132,615
Tenet Healthcare Corp., 8%, 8/01/20		1,800,000	1,912,500
Tenet Healthcare Corp., 4.5%, 4/01/21		1,235,000	1,213,388
Tenet Healthcare Corp., 8.125%, 4/01/22		480,000	536,400
Universal Health Services, Inc., 7.625%, 8/15/20		1,175,000	1,063,375

			$18,991,625
Medical Equipment - 0.5%
Biomet, Inc., 6.5%, 8/01/20		$564,000	$603,830
Physio-Control International, Inc., 9.875%, 1/15/19 (n)		527,000	565,208
Teleflex, Inc., 6.875%, 6/01/19		595,000	623,263
Teleflex, Inc., 5.25%, 6/15/24 (n)		695,000	698,475

			$2,490,776

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Metals & Mining - 3.3%
ArcelorMittal S.A., 6.75%, 2/25/22		$235,000	$255,416
ArcelorMittal S.A., 7.25%, 3/01/41		375,000	376,875
Arch Coal, Inc., 8%, 1/15/19 (n)		365,000	248,200
Arch Coal, Inc., 7.25%, 10/01/20		240,000	104,400
Barrick International (Barbados) Corp., 5.75%, 10/15/16 (n)		1,258,000	1,355,957
Cameco Corp., 5.67%, 9/02/19	CAD	365,000	357,517
Century Aluminum Co., 7.5%, 6/01/21 (n)		$1,345,000	1,425,700
Commercial Metals Co., 4.875%, 5/15/23		860,000	834,200
Consol Energy, Inc., 6.375%, 3/01/21		330,000	343,200
Consol Energy, Inc., 5.875%, 4/15/22 (n)		1,225,000	1,221,938
EVRAZ, Inc. N.A. Canada, 7.5%, 11/15/19 (n)		850,000	850,000
First Quantum Minerals Ltd., 7.25%, 10/15/19 (n)		1,750,000	1,754,375
First Quantum Minerals Ltd., 7.25%, 5/15/22 (n)		597,000	576,105
Fortescue Metals Group Ltd., 8.25%, 11/01/19 (n)		1,480,000	1,369,000
Glencore Finance (Europe) S.A., 6.5%, 2/27/19	GBP	50,000	90,152
GrafTech International Co., 6.375%, 11/15/20		$1,125,000	1,046,250
Lundin Mining Corp., 7.5%, 11/01/20 (n)		455,000	469,788
Lundin Mining Corp., 7.875%, 11/01/22 (n)		455,000	469,788
Plains Exploration & Production Co., 6.875%, 2/15/23		296,000	333,977
Rio Tinto Finance (USA) Ltd., 3.75%, 9/20/21		108,000	112,177
Southern Copper Corp., 5.25%, 11/08/42		250,000	230,688
Steel Dynamics, Inc., 5.125%, 10/01/21 (n)		430,000	446,125
Steel Dynamics, Inc., 5.25%, 4/15/23		745,000	772,938
Steel Dynamics, Inc., 5.5%, 10/01/24 (n)		430,000	451,500
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/20 (n)		380,000	398,924
Suncoke Energy, Inc., 7.625%, 8/01/19		685,000	712,400
TMS International Corp., 7.625%, 10/15/21 (n)		550,000	576,125
Walter Energy, Inc., 9.5%, 10/15/19 (n)		625,000	531,250
Walter Energy, Inc., 8.5%, 4/15/21		380,000	95,000
Xstrata Finance (Canada) Ltd., 5.25%, 6/13/17	EUR	200,000	276,350

			$18,086,315
Midstream - 4.4%
Access Midstream Partners LP, 4.875%, 5/15/23		$1,220,000	$1,244,400
Access Midstream Partners LP, 4.875%, 3/15/24		100,000	102,000
AmeriGas Finance LLC, 6.75%, 5/20/20		1,710,000	1,795,500
Atlas Pipeline Partners LP/Atlas Pipeline, 4.75%, 11/15/21		310,000	303,800
Atlas Pipeline Partners LP/Atlas Pipeline, 5.875%, 8/01/23		1,285,000	1,323,550
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (n)		385,000	388,850
Crestwood Midstream Partners LP, 6%, 12/15/20		1,225,000	1,218,875
Crestwood Midstream Partners LP, 6.125%, 3/01/22		505,000	502,475

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Midstream - continued
El Paso Corp., 7.75%, 1/15/32		$2,311,000	$2,921,104
Enbridge, Inc., 3.19%, 12/05/22	CAD	255,000	226,638
Energy Transfer Equity LP, 7.5%, 10/15/20		$1,380,000	1,583,550
Energy Transfer Partners LP, 3.6%, 2/01/23		300,000	293,057
Enterprise Products Operating LLC, 4.85%, 3/15/44		74,000	77,311
Enterprise Products Partners LP, 6.3%, 9/15/17		180,000	203,437
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 5/01/21		1,065,000	1,054,350
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/22		1,250,000	1,243,750
Kinder Morgan Energy Partners LP, 5.3%, 9/15/20		370,000	406,984
Kinder Morgan Energy Partners LP, 5.4%, 9/01/44		140,000	139,607
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 5.5%, 2/15/23		665,000	681,625
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.5%, 7/15/23		1,000,000	975,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875%, 12/01/24		300,000	295,500
ONEOK, Inc., 4.25%, 2/01/22		200,000	197,756
Plains All American Pipeline LP, 3.95%, 9/15/15		370,000	379,056
Sabine Pass Liquefaction LLC, 5.625%, 2/01/21		945,000	966,263
Sabine Pass Liquefaction LLC, 5.625%, 4/15/23		1,755,000	1,790,100
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24		575,000	581,469
Spectra Energy Capital LLC, 8%, 10/01/19		250,000	310,460
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.5%, 7/01/21		530,000	572,400
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.5%, 8/15/22		1,200,000	1,188,000
Sunoco Logistics Partners LP, 5.3%, 4/01/44		158,000	161,800
Sunoco Logistics Partners LP, 5.35%, 5/15/45		126,000	129,850
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/19 (n)		750,000	750,000

			$24,008,517
Mortgage-Backed - 2.8%
Fannie Mae, 4.56%, 3/01/15		$161,735	$162,889
Fannie Mae, 4.89%, 3/01/15		88,831	89,096
Fannie Mae, 4.74%, 4/01/15		312,875	314,794
Fannie Mae, 4.878%, 4/01/15		321,107	320,724
Fannie Mae, 4.815%, 6/01/15		335,890	339,349
Fannie Mae, 4.78%, 8/01/15		362,437	368,181
Fannie Mae, 6%, 7/01/16 - 7/01/37		721,367	805,726
Fannie Mae, 5.5%, 9/01/19 - 8/01/37		3,039,712	3,394,469
Fannie Mae, 4.88%, 3/01/20		162,840	177,858
Fannie Mae, 6.5%, 4/01/32 - 1/01/33		233,826	271,500

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 5%, 10/01/35		$558,116	$620,298
Fannie Mae, FRN, 0.417%, 5/25/18		6,340,606	6,339,300
Freddie Mac, 6%, 8/01/34		108,850	124,736
Ginnie Mae, 3%, 2/15/43		356,992	367,301
Ginnie Mae, 5.5%, 1/20/39		469,833	534,234
Ginnie Mae, 4.5%, 1/20/41		974,631	1,071,875

			$15,302,330
Natural Gas - Distribution - 0.1%
Centrica PLC, 4.375%, 3/13/29	GBP	125,000	$210,535
GNL Quintero S.A., 4.634%, 7/31/29 (n)		$216,000	221,647

			$432,182
Network & Telecom - 2.3%
British Telecom PLC, 1.125%, 6/10/19	EUR	180,000	$227,166
British Telecom PLC, 5.75%, 12/07/28	GBP	150,000	282,623
Centurylink, Inc., 6.45%, 6/15/21		$670,000	730,300
Centurylink, Inc., 6.75%, 12/01/23		245,000	271,950
Centurylink, Inc., 7.65%, 3/15/42		960,000	960,000
Citizens Communications Co., 9%, 8/15/31		1,545,000	1,664,738
Columbus International, Inc., 7.375%, 3/30/21 (n)		200,000	213,000
Deutsche Telekom International Finance B.V., 4.875%, 4/22/25	EUR	150,000	242,745
Empresa Nacional de Telecomunicaciones S.A., 4.875%, 10/30/24 (n)		$483,000	489,431
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/26 (n)		2,268,000	2,264,442
Frontier Communications Corp., 8.125%, 10/01/18		470,000	528,750
Telecom Italia Capital, 6%, 9/30/34		305,000	305,763
Telecom Italia Finance S.A., 7.75%, 1/24/33	EUR	85,000	138,472
Telecom Italia S.p.A., 5.375%, 1/29/19	EUR	200,000	276,470
Telecom Italia S.p.A., 5.303%, 5/30/24 (n)		$1,000,000	1,020,000
Telefonica Celular del Paraguay S.A., 6.75%, 12/13/22		517,000	548,989
TW Telecom Holdings, Inc., 5.375%, 10/01/22		513,000	580,973
TW Telecom Holdings, Inc., 5.375%, 10/01/22		189,000	214,043
Verizon Communications, Inc., 4.5%, 9/15/20		378,000	413,735
Verizon Communications, Inc., 5.15%, 9/15/23		250,000	281,054
Verizon Communications, Inc., 2.625%, 12/01/31	EUR	225,000	278,835
Verizon Communications, Inc., 6.4%, 9/15/33		$300,000	371,355
Windstream Corp., 7.75%, 10/15/20		345,000	362,078

			$12,666,912

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Oil Services - 1.4%
Bristow Group, Inc., 6.25%, 10/15/22		$1,538,000	$1,553,380
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (n)		1,015,691	1,000,455
Offshore Drilling Holding S.A., 8.625%, 9/20/20		750,000	755,625
Pacific Drilling S.A., 5.375%, 6/01/20 (n)		1,290,000	1,019,100
QGOG Constellation S.A., 6.25%, 11/09/19 (n)		1,390,000	1,146,750
Shale-Inland Holdings LLC/Finance Co., 8.75%, 11/15/19 (n)		865,000	890,950
Unit Corp., 6.625%, 5/15/21		1,390,000	1,334,400

			$7,700,660
Oils - 0.2%
CITGO Petroleum Corp., 6.25%, 8/15/22 (n)		$1,100,000	$1,127,500

Other Banks & Diversified Financials - 2.1%
Banco de Credito del Peru, 6.125% to 4/24/22, FRN to 4/24/27 (n)		$1,036,000	$1,113,907
Banco Inbursa S.A. Institucion de Banca Multiple Grupo Financiero Inbursa, 4.125%, 6/06/24 (n)		310,000	303,645
Bankia S.A., 3.5%, 1/17/19	EUR	200,000	269,209
Banque Federative du Credit Mutuel, 2%, 9/19/19	EUR	100,000	132,208
BB&T Corp., 3.95%, 4/29/16		$250,000	260,973
BBVA Bancomer S.A. de C.V., 6.5%, 3/10/21 (n)		900,000	994,500
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22 (n)		1,004,000	1,126,990
CaixaBank S.A., 3.25%, 1/22/16	EUR	100,000	128,347
CaixaBank S.A., 5% to 9/04/18, FRN to 11/14/23	EUR	200,000	268,521
Capital One Bank (USA) N.A., 3.375%, 2/15/23		$384,000	380,894
Corpbanca, 3.875%, 9/22/19 (n)		1,189,000	1,204,905
Discover Bank, 7%, 4/15/20		250,000	298,375
Discover Bank, 4.25%, 3/13/26		148,000	153,453
Groupe BPCE S.A., 12.5% to 9/30/19, FRN to 8/29/49 (n)		1,513,000	2,056,742
Halyk Savings Bank of Kazakhstan B.V., 7.25%, 1/28/21		516,000	544,803
Intesa Sanpaolo S.p.A., 4.125%, 9/19/16	EUR	100,000	132,199
Intesa Sanpaolo S.p.A., 5.25%, 1/28/22	GBP	100,000	176,003
Intesa Sanpaolo S.p.A., 5.017%, 6/26/24 (n)		$276,000	275,021
KBC Internationale Financieringsmaatschappij N.V., 4.5%, 3/27/17	EUR	150,000	204,115
LBG Capital No. 2 PLC, 6.385%, 5/12/20	EUR	250,000	333,628
Macquarie Group Ltd., 3%, 12/03/18 (n)		$400,000	412,781
Rabobank Nederland N.V., 4%, 9/19/22	GBP	100,000	171,222
Yapi ve Kredi Bankasi A.S., 5.125%, 10/22/19 (n)		$580,000	603,200

			$11,545,641

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Pharmaceuticals - 1.8%
AbbVie, Inc., 1.75%, 11/06/17		$300,000	$301,603
Bayer AG, 3% to 7/01/20, FRN to 7/01/75	EUR	175,000	224,285
Bayer U.S. Finance LLC, 3.375%, 10/08/24 (n)		$200,000	202,360
Celgene Corp., 1.9%, 8/15/17		400,000	404,325
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/22 (n)		1,600,000	1,712,000
Forest Laboratories, Inc., 4.375%, 2/01/19 (n)		496,000	527,640
Gilead Sciences, Inc., 2.35%, 2/01/20		52,000	52,627
Gilead Sciences, Inc., 3.7%, 4/01/24		268,000	279,692
Gilead Sciences, Inc., 4.5%, 2/01/45		195,000	204,206
Hospira, Inc., 6.05%, 3/30/17		200,000	218,199
Mallinckrodt International Finance S.A., 5.75%, 8/01/22 (n)		1,040,000	1,063,400
Mylan, Inc., 2.55%, 3/28/19		265,000	265,302
Perrigo Finance PLC, 3.5%, 12/15/21		281,000	282,990
Teva Pharmaceutical Finance B.V., 2.95%, 12/18/22		162,000	158,260
Valeant Pharmaceuticals International, Inc., 7%, 10/01/20 (n)		1,415,000	1,485,750
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/22 (n)		1,580,000	1,674,800
Vantage Point Imaging, 7.5%, 7/15/21 (n)		525,000	567,000
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17		200,000	199,301

			$9,823,740
Precious Metals & Minerals - 0.5%
Aurico Gold, Inc., 7.75%, 4/01/20 (n)		$1,185,000	$1,125,750
Eldorado Gold Corp., 6.125%, 12/15/20 (n)		1,800,000	1,782,000

			$2,907,750
Printing & Publishing - 0.7%
American Media, Inc., 13.5%, 6/15/18 (z)		$11,911	$12,730
Gannett Co., Inc., 5.125%, 10/15/19		320,000	332,400
Gannett Co., Inc., 5.125%, 7/15/20		60,000	61,950
Gannett Co., Inc., 4.875%, 9/15/21 (n)		260,000	261,300
Gannett Co., Inc., 6.375%, 10/15/23		1,385,000	1,490,606
Lamar Media Corp., 5%, 5/01/23		580,000	577,100
Moody’s Corp., 4.875%, 2/15/24		200,000	218,765
Nielsen Finance LLC, 5%, 4/15/22 (n)		905,000	911,788

			$3,866,639
Railroad & Shipping - 0.2%
CSX Corp., 4.1%, 3/15/44		$200,000	$193,084
Watco Cos. LLC, 6.375%, 4/01/23 (n)		870,000	885,225

			$1,078,309
Real Estate - Apartment - 0.1%
Deutsche Annington Immobilien SE, 2.125%, 7/09/22	EUR	225,000	$292,830

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Real Estate - Healthcare - 0.6%
Aviv Healthcare Properties LP/Aviv Healthcare, REIT, 6%, 10/15/21		$1,360,000	$1,448,400
MPT Operating Partnership LP, REIT, 6.875%, 5/01/21		680,000	727,600
MPT Operating Partnership LP, REIT, 6.375%, 2/15/22		1,040,000	1,112,800

			$3,288,800
Real Estate - Office - 0.0%
Boston Properties, Inc., REIT, 3.125%, 9/01/23		$250,000	$245,157

Real Estate - Other - 0.9%
CNL Lifestyle Properties, Inc., REIT, 7.25%, 4/15/19		$640,000	$651,200
DuPont Fabros Technology LP, REIT, 5.875%, 9/15/21		1,225,000	1,270,938
EPR Properties, REIT, 7.75%, 7/15/20		665,000	804,635
EPR Properties, REIT, 5.75%, 8/15/22		750,000	828,119
Felcor Lodging LP, REIT, 5.625%, 3/01/23		1,430,000	1,426,425

			$4,981,317
Real Estate - Retail - 0.2%
Hammerson PLC, REIT, 2.75%, 9/26/19	EUR	100,000	$134,892
Hammerson PLC, REIT, 6%, 2/23/26	GBP	125,000	243,439
Simon Property Group, Inc., REIT, 10.35%, 4/01/19		$360,000	476,294

			$854,625
Restaurants - 0.1%
YUM! Brands, Inc., 5.35%, 11/01/43		$250,000	$272,478

Retailers - 1.4%
Bed Bath & Beyond, Inc., 5.165%, 8/01/44		$145,000	$147,549
Best Buy Co., Inc., 5.5%, 3/15/21		1,485,000	1,522,125
Bon Ton Stores, Inc., 8%, 6/15/21		505,000	414,100
Cencosud S.A., 5.5%, 1/20/21		250,000	265,674
Dollar General Corp., 4.125%, 7/15/17		400,000	415,816
Gap, Inc., 5.95%, 4/12/21		300,000	341,857
Home Depot, Inc., 4.875%, 2/15/44		200,000	230,126
Jo-Ann Stores Holdings, Inc., 9.75%, 10/15/19 (n)(p)		860,000	782,600
Limited Brands, Inc., 6.95%, 3/01/33		670,000	690,100
Marks & Spencer Group PLC, 4.75%, 6/12/25	GBP	100,000	169,608
Neiman Marcus Group Ltd., 8%, 10/15/21 (n)		$350,000	372,750
Rite Aid Corp., 9.25%, 3/15/20		725,000	799,313
S.A.C.I. Falabella, 4.375%, 1/27/25 (n)		255,000	251,672
Sally Beauty Holdings, Inc., 6.875%, 11/15/19		775,000	825,375
Wal-Mart Stores, Inc., 4.3%, 4/22/44		300,000	321,285

			$7,549,950

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Specialty Chemicals - 0.3%
Chemtura Corp., 5.75%, 7/15/21		$1,295,000	$1,282,050
Mexichem S.A.B. de C.V., 5.875%, 9/17/44 (n)		238,000	233,240

			$1,515,290
Specialty Stores - 0.6%
Group 1 Automotive, Inc., 5%, 6/01/22 (n)		$1,400,000	$1,382,500
Men’s Wearhouse, Inc., 7%, 7/01/22 (n)		315,000	323,663
Michaels Stores, Inc., 5.875%, 12/15/20 (n)		655,000	661,550
Office Depot de Mexico S.A. de C.V., 6.875%, 9/20/20 (n)		769,000	811,295

			$3,179,008
Supermarkets - 0.1%
Delhaize Group, 3.125%, 2/27/20	EUR	100,000	$136,465
William Morrison Supermarkets PLC, 3.5%, 7/27/26	GBP	100,000	143,495

			$279,960
Supranational - 1.5%
European Investment Bank, 1.75%, 3/15/17		$8,000,000	$8,189,904
European Investment Bank, 4.25%, 4/15/19	EUR	200,000	293,228

			$8,483,132
Telecommunications - Wireless - 4.3%
Altice Financing S.A., 6.5%, 1/15/22 (n)		$2,005,000	$2,025,050
America Movil S.A.B. de C.V., 1%, 6/04/18	EUR	100,000	126,050
America Movil S.A.B. de C.V., 4.75%, 6/28/22	EUR	200,000	310,336
American Tower Corp., REIT, 3.5%, 1/31/23		$465,000	451,339
Bharti Airtel International (Netherlands) B.V., 3.375%, 5/20/21 (n)	EUR	100,000	131,857
Bharti Airtel International B.V., 5.35%, 5/20/24 (n)		$1,324,000	1,443,253
Crown Castle International Corp., 4.875%, 4/15/22		385,000	385,000
Crown Castle International Corp., 5.25%, 1/15/23		1,200,000	1,221,000
Digicel Group Ltd., 8.25%, 9/01/17 (n)		710,000	725,088
Digicel Group Ltd., 8.25%, 9/30/20 (n)		1,053,000	1,079,325
Digicel Group Ltd., 6%, 4/15/21 (n)		940,000	921,200
Digicel Group Ltd., 7.125%, 4/01/22 (n)		425,000	415,438
Eileme 2 AB, 11.625%, 1/31/20 (n)		765,000	870,188
Millicom International Cellular S.A., 4.75%, 5/22/20 (n)		390,000	378,300
Millicom International Cellular S.A., 6.625%, 10/15/21 (n)		409,000	432,006
MTS International Funding Ltd., 5%, 5/30/23 (n)		488,000	407,480
Rogers Communications, Inc., 5%, 3/15/44		137,000	144,084
SBA Tower Trust, 2.898%, 10/15/19 (n)		220,000	221,936
Sprint Capital Corp., 6.875%, 11/15/28		1,625,000	1,523,438
Sprint Corp., 7.875%, 9/15/23		955,000	1,000,363
Sprint Corp., 7.125%, 6/15/24		1,235,000	1,221,106

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Telecommunications - Wireless - continued
Sprint Nextel Corp., 9%, 11/15/18 (n)		$630,000	$729,225
Sprint Nextel Corp., 6%, 11/15/22		830,000	798,875
T-Mobile USA, Inc., 6.125%, 1/15/22		135,000	137,363
T-Mobile USA, Inc., 6.5%, 1/15/24		370,000	378,325
T-Mobile USA, Inc., 6.464%, 4/28/19		235,000	243,813
T-Mobile USA, Inc., 6.25%, 4/01/21		2,590,000	2,654,750
T-Mobile USA, Inc., 6.633%, 4/28/21		515,000	530,450
Wind Acquisition Finance S.A., 4%, 7/15/20 (n)	EUR	200,000	248,730
Wind Acquisition Finance S.A., 4.75%, 7/15/20 (n)		$1,070,000	1,029,875
Wind Acquisition Finance S.A., 7.375%, 4/23/21 (n)		1,350,000	1,299,375

			$23,484,618
Telephone Services - 0.7%
B Communications Ltd., 7.375%, 2/15/21 (n)		$1,821,000	$1,954,844
Cogent Communications Group, Inc., 8.375%, 2/15/18 (n)		445,000	467,250
Frontier Communications Corp., 6.25%, 9/15/21		315,000	321,710
Level 3 Financing, Inc., 8.625%, 7/15/20		630,000	685,125
TELUS Corp., 5.05%, 7/23/20	CAD	370,000	363,088

			$3,792,017
Tobacco - 0.2%
Altria Group, Inc., 2.85%, 8/09/22		$250,000	$243,014
Lorillard Tobacco Co., 8.125%, 6/23/19		92,000	112,829
Philip Morris International, Inc., 4.875%, 11/15/43		174,000	188,995
Reynolds American, Inc., 6.75%, 6/15/17		400,000	449,640

			$994,478
Transportation - 0.0%
Far Eastern Shipping Co., 8%, 5/02/18 (n)		$526,000	$239,330

Transportation - Services - 1.4%
Aguila American Resources Ltd., 7.875%, 1/31/18 (n)		$860,000	$842,800
ERAC USA Finance Co., 6.375%, 10/15/17 (n)		400,000	453,150
ERAC USA Finance Co., 7%, 10/15/37 (n)		250,000	335,756
HIT Finance B.V., 4.875%, 10/27/21	EUR	150,000	230,878
Jack Cooper Holdings Corp., 9.25%, 6/01/20 (n)		$1,140,000	1,208,400
Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/22 (n)		137,000	140,425
Navios Maritime Acquisition Corp., 8.125%, 11/15/21 (n)		1,029,000	1,049,580
Navios Maritime Holding, Inc., 7.375%, 1/15/22 (n)		1,205,000	1,162,825
Stena AB, 7%, 2/01/24 (n)		1,570,000	1,538,600
Syncreon Group BV/Syncre, 8.625%, 11/01/21 (n)		670,000	651,575
Topaz Marine S.A., 8.625%, 11/01/18 (n)		208,000	203,840

			$7,817,829

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
U.S. Government Agencies and Equivalents - 3.3%
Fannie Mae, 1.125%, 4/27/17		$8,000,000	$8,070,840
Freddie Mac, 0.875%, 2/22/17		10,000,000	10,035,520

			$18,106,360
U.S. Treasury Obligations - 5.6%
U.S. Treasury Bonds, 6.25%, 8/15/23 (f)		$1,400,000	$1,868,891
U.S. Treasury Bonds, 5.375%, 2/15/31		286,200	394,151
U.S. Treasury Bonds, 4.5%, 2/15/36		95,000	123,314
U.S. Treasury Bonds, 4.75%, 2/15/37		2,986,200	4,008,275
U.S. Treasury Bonds, 3.125%, 2/15/43		7,420,000	7,722,595
U.S. Treasury Notes, 2.75%, 2/15/24 (f)		10,000,000	10,505,470
U.S. Treasury Notes, 2.5%, 5/15/24		6,000,000	6,169,218

			$30,791,914
Utilities - Electric Power - 2.2%
AES Corp., 7.375%, 7/01/21		$725,000	$830,129
American Electric Power Co., Inc., 1.65%, 12/15/17		185,000	185,917
Calpine Corp., 5.375%, 1/15/23		200,000	202,750
CMS Energy Corp., 3.875%, 3/01/24		250,000	260,679
Covanta Holding Corp., 7.25%, 12/01/20		1,830,000	1,944,375
Covanta Holding Corp., 6.375%, 10/01/22		310,000	329,375
Dominion Resources, Inc., 2.5%, 12/01/19		250,000	252,091
Duke Energy Corp., 1.625%, 8/15/17		185,000	186,307
E-CL S.A., 4.5%, 1/29/25 (n)		397,000	403,222
E.CL S.A., 5.625%, 1/15/21		757,000	827,027
E.ON International Finance B.V., 6.375%, 6/07/32	GBP	50,000	102,402
EDP Finance B.V., 5.25%, 1/14/21 (n)		$200,000	210,616
EDP Finance B.V., 4.125%, 1/20/21	EUR	150,000	205,589
Empresa Electrica Angamos S.A., 4.875%, 5/25/29 (z)		$319,000	317,804
Empresa Nacional de Electricidad S.A., 4.25%, 4/15/24		67,000	68,059
Enel Finance International N.V., 4.875%, 3/11/20	EUR	200,000	297,221
Enel S.p.A., 6.25%, 6/20/19	GBP	100,000	182,785
Greenko Dutch B.V., 8%, 8/01/19 (n)		$378,000	355,320
NGG Finance PLC, FRN, 5.625%, 6/18/73	GBP	100,000	165,251
NRG Energy, Inc., 8.25%, 9/01/20		$1,085,000	1,163,663
NRG Energy, Inc., 6.25%, 7/15/22		375,000	385,313
NRG Energy, Inc., 6.625%, 3/15/23		1,605,000	1,681,237
PG&E Corp., 2.4%, 3/01/19		166,000	166,922
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)		250,000	283,884
Red Electrica de Espana, 4.75%, 2/16/18	EUR	100,000	140,536
Southern Electric Power Co. Ltd., 4.625%, 2/20/37	GBP	100,000	173,092
Transelec S.A., 4.25%, 1/14/25 (n)		$200,000	200,420
Viridian Group FundCo II, Ltd., 11.125%, 4/01/17 (n)		333,000	356,310

			$11,878,296
Total Bonds (Identified Cost, $624,628,830)			$627,948,920

Portfolio of Investments – continued

Floating Rate Loans (g)(r) - 1.7%
Issuer	Shares/Par	Value ($)
Aerospace - 0.1%
TransDigm, Inc., Term Loan C, 3.75%, 2/28/20	$609,765	$604,430

Building - 0.1%
ABC Supply Co., Inc., Term Loan, 3.5%, 4/16/20	$149,320	$146,296
HD Supply, Inc., Term Loan B, 4%, 6/28/18	81,851	81,570

		$227,866
Business Services - 0.1%
Fleetcor Technologies, Inc., Term Loan B, 3.75%, 9/24/21 (o)	$318,170	$319,363

Cable TV - 0.0%
Cequel Communications LLC, Term Loan B, 3.5%, 2/14/19	$81,786	$80,954

Conglomerates - 0.1%
Entegris, Inc., Term Loan B, 3.5%, 4/30/21	$147,632	$146,340
Silver II U.S. Holdings LLC, Term Loan, 4%, 12/13/19	554,102	541,058

		$687,398
Consumer Services - 0.1%
Realogy Corp., Term Loan B, 3.75%, 3/05/20	$309,431	$307,884

Containers - 0.1%
Berry Plastics Group, Inc., Term Loan E, 3.75%, 1/06/21	$394,468	$388,973

Electronics - 0.1%
Avago Technologies Cayman Ltd., Term Loan B, 3.75%, 5/06/21	$774,231	$773,678

Energy - Independent - 0.1%
MEG Energy Corp., Term Loan, 3.75%, 3/31/20	$532,181	$517,546

Entertainment - 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 3/06/20	$332,694	$331,586

Food & Beverages - 0.0%
H.J. Heinz Co., Term Loan B2, 3.5%, 6/05/20	$223,309	$222,946

Gaming & Lodging - 0.0%
Hilton Worldwide Finance LLC, Term Loan B2, 3.5%, 10/25/20	$129,134	$127,797

Medical & Health Technology & Services - 0.2%
Community Health Systems, Inc., Term Loan D, 4.25%, 1/27/21	$185,914	$186,291

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) - continued
Medical & Health Technology & Services - continued
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/21 (o)	$951,835	$945,886

		$1,132,177
Metals & Mining - 0.1%
FMG Resources Ltd., Term Loan B, 3.75%, 6/30/19	$441,728	$413,935

Printing & Publishing - 0.0%
CBS Outdoor Americas Capital LLC, Term Loan B, 3%, 1/31/21	$96,113	$94,225

Retailers - 0.1%
Dollar Tree, Inc., Bridge Term Loan, 8/08/15 (o)	$510,000	$510,000
Rite Aid Corp., Second Lien Term Loan, 4.87%, 6/21/21	44,587	44,559

		$554,559
Specialty Stores - 0.0%
Men’s Wearhouse, Inc., Term Loan B, 4.5%, 6/18/21	$110,723	$110,689

Supermarkets - 0.1%
Albertson’s Holdings LLC, Term Loan B4, 4.5%, 8/25/21	$640,006	$641,706

Telephone Services - 0.1%
Level 3 Financing, Inc., Term Loan B5, 4.5%, 1/31/22	$758,570	$761,008

Transportation - Services - 0.2%
Commercial Barge Line Co., First Lien Term Loan, 7.5%, 9/15/19	$1,110,140	$1,110,140

Utilities - Electric Power - 0.0%
Calpine Construction Finance Co., Term Loan B1, 3%, 5/03/20	$123,139	$120,419
Total Floating Rate Loans (Identified Cost, $9,583,586)		$9,529,279

Convertible Bonds - 0.0%
Network & Telecom - 0.0%
Nortel Networks Corp., 2.125%, 4/15/49 (Identified Cost, $192,963) (a)(d)	$195,000	$191,100

Common Stocks - 0.0%
Automotive - 0.0%
Accuride Corp. (Identified Cost, $227,574) (a)	12,648	$59,193

Portfolio of Investments – continued

Money Market Funds - 1.0%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	5,215,597	$5,215,597
Total Investments (Identified Cost, $639,848,550)		$642,944,089

Other Assets, Less Liabilities - (17.2)%		(94,413,798)
Net Assets - 100.0%		$548,530,291

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $186,727,049, representing 34.0% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, the following amount of interest income was received in additional securities and/or cash:

Payment-in-kind Securities	Cash	Additional Securities
Jo-Ann Stores Holdings, Inc., 9.75%, 10/15/19	$83,850	$—
Schaeffler Holding Finance B.V., 6.25%, 11/15/19	—	—
Total	$—	$—

(q)	Interest received was less than stated coupon rate.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these

Portfolio of Investments – continued

securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
American Media, Inc., 13.5%, 6/15/18	12/22/10	$12,024	$12,730
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.752%, 12/28/40	3/01/06	671,248	401,001
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.33%, 7/15/25	9/26/14	711,543	710,270
Elementia S.A. de C.V., 5.5%, 1/15/25	11/20/14	205,987	210,840
Empresa Electrica Angamos S.A., 4.875%, 5/25/29	11/20/14	314,308	317,804
Energy XXI Gulf Coast, Inc., 6.875%, 3/15/24	11/24/14-11/25/14	149,678	146,250
Gruma S.A.B. de C.V., 4.875%, 12/01/24	11/20/14	201,796	206,545
Israel Chemicals Ltd., 4.5%, 12/02/24	11/20/14	2,442,411	2,487,675
KazMunayGas National Co., 6%, 11/07/44	10/31/14	197,264	187,750
LGE Holdco VI B.V., 7.125%, 5/15/24	7/21/11-3/15/12	902,518	871,119
Loxam SAS, 4.875%, 7/23/21	7/18/14	473,357	431,150
Republic of Indonesia, 2.875%, 7/08/21	7/02/14	237,522	224,557
Schaeffler Holding Finance B.V., 6.25%, 11/15/19	10/21/14	474,427	491,738
Sensata Technologies B.V., 5.625%, 11/01/24	10/07/14-10/16/14	476,821	504,094
Unitymedia KabelBW GmbH, 6.125%, 1/15/25	10/07/14	570,000	596,363
Total Restricted Securities			$7,799,886
% of Net assets			1.4%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone

Portfolio of Investments – continued

NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand

Derivative Contracts at 11/30/14

Forward Foreign Currency Exchange Contracts at 11/30/14

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Citibank N.A.	237,000	1/09/15	$205,458	$201,219	$4,239
SELL	AUD	Goldman Sachs International	2,951,000	1/09/15	2,564,585	2,505,475	59,110
SELL	AUD	Westpac Banking Corp.	2,493,298	1/09/15	2,157,687	2,116,874	40,813
SELL	BRL	Citibank N.A.	8,225,250	12/02/14	3,212,863	3,206,913	5,950
SELL	BRL	Goldman Sachs International	515,000	12/02/14	212,415	200,791	11,624
SELL	BRL	UBS AG	7,709,690	12/02/14	3,138,358	3,005,903	132,455
SELL	CAD	Barclays Bank PLC	281,827	1/09/15	249,847	246,154	3,693
SELL	CAD	Goldman Sachs International	2,896,031	1/09/15	2,571,502	2,529,450	42,052
SELL	CHF	UBS AG	2,288,918	1/09/15	2,372,563	2,371,255	1,308
SELL	CNY	Deutsche Bank AG	16,246,000	5/04/15	2,625,192	2,611,199	13,993
SELL	CNY	JPMorgan Chase Bank N.A.	16,403,000	3/09/15	2,650,776	2,644,713	6,063
SELL	DKK	Citibank N.A.	2,818,044	1/09/15	476,997	471,362	5,635
SELL	EUR	Credit Suisse Group	40,092,214	1/09/15	50,659,529	49,897,729	761,800
SELL	EUR	Deutsche Bank AG	2,121,000	1/09/15	2,648,493	2,639,742	8,751
SELL	EUR	Goldman Sachs International	1,339,203	1/09/15	1,710,182	1,666,738	43,444
SELL	GBP	Barclays Bank PLC	1,192,906	1/09/15	1,914,718	1,865,293	49,425
SELL	GBP	Credit Suisse Group	2,582,396	1/09/15	4,131,626	4,037,975	93,651
SELL	GBP	Goldman Sachs International	1,629,000	1/09/15	2,553,112	2,547,193	5,919
SELL	GBP	Merrill Lynch International	2,499,285	1/09/15	4,001,342	3,908,018	93,324
SELL	JPY	Deutsche Bank AG	1,654,571,897	1/09/15	15,299,068	13,951,610	1,347,458
SELL	JPY	Goldman Sachs International	89,177,000	1/09/15	796,516	751,954	44,562

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/14 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	JPY	JPMorgan Chase Bank N.A.	195,823,000	1/09/15	$1,748,635	$1,651,210	$97,425
SELL	MXN	UBS AG	15,694,000	1/09/15	1,160,799	1,124,508	36,291
SELL	NOK	Deutsche Bank AG	16,444,000	1/09/15	2,490,459	2,334,449	156,010
SELL	NZD	Merrill Lynch International	446,831	1/09/15	352,237	348,950	3,287
SELL	SEK	Goldman Sachs International	5,887,383	1/09/15	814,150	789,766	24,384
BUY	ZAR	JPMorgan Chase Bank N.A.	360,852	1/09/15	31,742	32,354	612

							$3,093,278

Liability Derivatives
BUY	AUD	Goldman Sachs International	3,006,000	1/09/15	$2,624,674	$2,552,171	$(72,503)
BUY	BRL	Citibank N.A.	8,225,250	12/02/14	3,300,000	3,206,913	(93,087)
BUY	BRL	Goldman Sachs International	515,000	12/02/14	201,164	200,791	(373)
BUY	BRL	UBS AG	7,709,690	12/02/14	3,011,480	3,005,903	(5,577)
BUY	CAD	Barclays Bank PLC	2,990,000	1/09/15	2,656,282	2,611,524	(44,758)
BUY	CAD	Merrill Lynch International	449,175	1/09/15	399,750	392,319	(7,431)
BUY	CHF	Goldman Sachs International	2,310,000	1/09/15	2,409,867	2,393,095	(16,772)
BUY	CNY	JPMorgan Chase Bank N.A.	32,643,000	3/09/15-5/04/15	5,272,223	5,254,941	(17,282)
BUY	EUR	Barclays Bank PLC	28,000	1/09/15	35,496	34,848	(648)
BUY	EUR	Citibank N.A.	1,064,492	1/09/15	1,339,275	1,324,839	(14,436)
BUY	EUR	Goldman Sachs International	25,975	1/09/15	32,382	32,328	(54)
BUY	EUR	JPMorgan Chase Bank N.A.	1,308,000	1/09/15	1,639,111	1,627,903	(11,208)
BUY	EUR	Merrill Lynch International	209,238	1/09/15	265,246	260,412	(4,834)
BUY	EUR	Royal Bank of Scotland Group PLC	2,125,000	1/09/15	2,662,138	2,644,720	(17,418)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/14 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	EUR	Credit Suisse Group	267,196	1/09/15	$332,062	$332,545	$(483)
SELL	EUR	Deutsche Bank AG	888,018	1/09/15	1,104,613	1,105,204	(591)
SELL	EUR	Goldman Sachs International	99,134	1/09/15	122,865	123,380	(515)
BUY	GBP	Goldman Sachs International	1,662,000	1/09/15	2,655,455	2,598,794	(56,661)
BUY	JPY	JPMorgan Chase Bank N.A.	285,000,000	1/09/15	2,445,430	2,403,165	(42,265)
BUY	KRW	JPMorgan Chase Bank N.A.	44,218,500	12/16/14	41,419	39,884	(1,535)
BUY	NOK	JPMorgan Chase Bank N.A.	16,433,951	1/09/15	2,534,090	2,333,023	(201,067)
SELL	NZD	Credit Suisse Group	443,000	1/09/15	344,860	345,958	(1,098)
SELL	NZD	JPMorgan Chase Bank N.A.	3,429,059	1/09/15	2,660,000	2,677,902	(17,902)
SELL	NZD	Westpac Banking Corp.	317,828	1/09/15	245,945	248,205	(2,260)
BUY	SGD	Citibank N.A.	40,141	1/09/15	31,435	30,789	(646)

							$(631,404)

Futures Contracts at 11/30/14

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
German Euro Buxl 30 yr (Long)	EUR	17	$3,172,541	December - 2014	$69,763
German Euro Bund 10 yr (Long)	EUR	69	13,123,192	December - 2014	101,139
Japanese Government Bond 10 yr (Long)	JPY	18	22,283,475	December - 2014	125,668
United Kingdom Gilt 10 yr (Long)	GBP	35	6,434,142	March - 2015	66,646

Portfolio of Investments – continued

Futures Contracts at 11/30/14 - continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
U.S. Treasury Bond 30 yr (Long)	USD	23	$3,280,375	March - 2015	$43,583

					$406,799

Liability Derivatives
Interest Rate Futures
German Euro Bobl 5 yr (Long)	EUR	115	$18,351,863	December - 2014	$(286)
U.S. Treasury Note 10 yr (Short)	USD	909	115,485,609	March -2015	(841,166)

					$(841,452)

At November 30, 2014, the fund had liquid securities with an aggregate value of $1,958,622 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $634,632,953)	$637,728,492
Underlying affiliated funds, at cost and value	5,215,597
Total investments, at value (identified cost, $639,848,550)	$642,944,089
Cash	215,447
Foreign currency, at value (identified cost, $30,986)	30,903
Receivables for
Forward foreign currency exchange contracts	3,093,278
Investments sold	972,826
Interest	8,596,488
Other assets	4,227
Total assets	$655,857,258
Liabilities
Notes payable	$100,000,000
Payables for
Distributions	139,579
Forward foreign currency exchange contracts	631,404
Daily variation margin on open futures contracts	271,756
Investments purchased	5,826,949
Payable to affiliates
Investment adviser	47,006
Transfer agent and dividend disbursing costs	4,234
Payable for independent Trustees’ compensation	25,044
Accrued interest expense	66,728
Deferred country tax expense payable	154,945
Accrued expenses and other liabilities	159,322
Total liabilities	$107,326,967
Net assets	$548,530,291
Net assets consist of
Paid-in capital	$545,089,117
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $71,211 deferred country tax)	4,984,081
Accumulated net realized gain (loss) on investments and foreign currency	(7,128,813)
Undistributed net investment income	5,585,906
Net assets	$548,530,291
Shares of beneficial interest outstanding	53,914,609
Net asset value per share (net assets of $548,530,291 / 53,914,609 shares of beneficial interest outstanding)	$10.17

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$33,205,168
Dividends	42,294
Dividends from underlying affiliated funds	34,018
Foreign taxes withheld	(1,714)
Total investment income	$33,279,766
Expenses
Management fee	$3,390,569
Transfer agent and dividend disbursing costs	62,824
Administrative services fee	83,477
Independent Trustees’ compensation	63,343
Stock exchange fee	48,407
Custodian fee	84,396
Interest expense	843,523
Shareholder communications	155,977
Audit and tax fees	77,614
Legal fees	13,641
Miscellaneous	50,695
Total expenses	$4,874,466
Fees paid indirectly	(411)
Reduction of expenses by investment adviser	(968)
Net expenses	$4,873,087
Net investment income	$28,406,679
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $47,575 country tax)	$8,999,768
Futures contracts	(1,088,245)
Foreign currency	5,387,082
Net realized gain (loss) on investments and foreign currency	$13,298,605
Change in unrealized appreciation (depreciation)
Investments (net of $71,211 increase in deferred country tax)	$(12,562,618)
Futures contracts	(531,574)
Translation of assets and liabilities in foreign currencies	2,003,652
Net unrealized gain (loss) on investments and foreign currency translation	$(11,090,540)
Net realized and unrealized gain (loss) on investments and foreign currency	$2,208,065
Change in net assets from operations	$30,614,744

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
	2014	2013
Change in net assets
From operations
Net investment income	$28,406,679	$31,244,163
Net realized gain (loss) on investments and foreign currency	13,298,605	17,978,804
Net unrealized gain (loss) on investments and foreign currency translation	(11,090,540)	(27,896,527)
Change in net assets from operations	$30,614,744	$21,326,440
Distributions declared to shareholders
From net investment income	$(31,527,655)	$(33,771,682)
Change in net assets from fund share transactions	$(7,794,409)	$(1,032,873)
Total change in net assets	$(8,707,320)	$(13,478,115)
Net assets
At beginning of period	557,237,611	570,715,726
At end of period (including undistributed net investment income of $5,585,906 and $728,227, respectively)	$548,530,291	$557,237,611

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 11/30/14

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Change in net assets from operations	$30,614,744
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(386,983,153)
Proceeds from disposition of investment securities	324,495,566
Payments for futures contracts	(1,088,245)
Proceeds from disposition of short-term investments, net	66,567,778
Realized gain/loss on investments	(9,047,343)
Realized gain/loss on futures contracts	1,088,245
Unrealized appreciation/depreciation on investments	12,491,407
Unrealized appreciation/depreciation on foreign currency contracts	(2,083,117)
Net amortization/accretion of income	2,421,871
Decrease in interest receivable	6,533
Increase in accrued expenses and other liabilities	91,997
Decrease in receivable for daily variation margin on open futures contracts	27,344
Increase in payable for daily variation margin on open futures contracts	271,756
Increase in other assets	(581)
Decrease in interest payable	(4,390)
Net cash provided by operating activities	$38,870,412
Cash flows from financing activities:
Distributions paid in cash	(31,533,225)
Repurchase of shares of beneficial interest	(7,794,409)
Net cash used by financing activities	$(39,327,634)
Net decrease in cash	$(457,222)
Cash:
Beginning of period (including foreign currency of $18,000)	$703,572
End of period (including foreign currency of $30,903)	$246,350

Supplemental disclosure of cash flow information:

Cash paid during the year ended November 30, 2014 for interest was $847,913.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 11/30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.17	$10.40	$9.59	$9.99	$9.50
Income (loss) from investment operations
Net investment income (d)	$0.52	$0.57	$0.62	$0.66	$0.68
Net realized and unrealized gain (loss) on investments and foreign currency	0.04	(0.18)	0.84	(0.31)	0.52
Total from investment operations	$0.56	$0.39	$1.46	$0.35	$1.20
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.62)	$(0.65)	$(0.75)	$(0.71)
Net increase from repurchase of capital shares	$0.02	$0.00 (w)	$—	$—	$—
Net asset value, end of period (x)	$10.17	$10.17	$10.40	$9.59	$9.99
Market value, end of period	$8.81	$8.97	$10.19	$8.93	$9.51
Total return at market value (%)	4.68	(6.13)	21.92	1.79	14.36
Total return at net asset value (%) (j)(r)(s)(x)	6.58	4.28	15.87	4.06	13.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.92	0.98	1.00	1.11
Expenses after expense reductions (f)	0.87	0.92	0.98	1.00	1.11
Net investment income	5.09	5.53	6.12	6.60	6.93
Portfolio turnover	44	52	45	47	56
Net assets at end of period (000 omitted)	$548,530	$557,238	$570,716	$526,317	$548,397
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense (f)	0.72	0.75	0.79	0.79	0.82
Senior Securities:
Total notes payable outstanding (000 omitted)	$100,000	$100,000	$100,000	$100,000	$100,000
Asset coverage per $1,000 of indebtedness (k)	$6,485	$6,572	$6,707	$6,263	$6,484

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns at net asset value per share have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Charter Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted

Notes to Financial Statements – continued

or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services

Notes to Financial Statements – continued

or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of November 30, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$59,193	$—	$—	$59,193
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	48,898,274	—	48,898,274
Non-U.S. Sovereign Debt	—	103,922,347	—	103,922,347
U.S. Corporate Bonds	—	313,515,663	—	313,515,663
Residential Mortgage-Backed Securities	—	15,725,898	—	15,725,898
Commercial Mortgage-Backed Securities	—	19,759,232	—	19,759,232
Asset-Backed Securities (including CDOs)	—	1,318,002	—	1,318,002
Foreign Bonds	—	125,000,604	—	125,000,604
Floating Rate Loans	—	9,529,279	—	9,529,279
Mutual Funds	5,215,597	—	—	5,215,597
Total Investments	$5,274,790	$637,669,299	$—	$642,944,089

Other Financial Instruments
Futures Contracts	$(434,653)	$—	$—	$(434,653)
Forward Foreign Currency Exchange Contracts	—	2,461,874	—	2,461,874

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 11/30/13	$14,929
Realized gain (loss)	(43,025)
Change in unrealized appreciation (depreciation)	28,644
Proceeds from a tender offer	(548)
Balance as of 11/30/14	$—

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$406,799	$(841,452)
Foreign Exchange	Forward Foreign Currency Exchange	3,093,278	(631,404)
Total		$3,500,077	$(1,472,856)

Notes to Financial Statements – continued

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$(1,088,245)	$—
Foreign Exchange	—	5,202,338
Total	$(1,088,245)	$5,202,338

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended November 30, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(531,574)	$—
Foreign Exchange	—	2,083,117
Total	$(531,574)	$2,083,117

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives

Notes to Financial Statements – continued

traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked

Notes to Financial Statements – continued

Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short term investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized

Notes to Financial Statements – continued

gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended November 30, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	11/30/14	11/30/13
Ordinary income (including any short-term capital gains)	$31,527,655	$33,771,682

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/14
Cost of investments	$644,135,184
Gross appreciation	17,480,250
Gross depreciation	(18,671,345)
Net unrealized appreciation (depreciation)	$(1,191,095)
Undistributed ordinary income	9,840,731
Capital loss carry forwards	(3,074,945)
Other temporary differences	(2,133,517)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after November 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of November 30, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

11/30/17	$(3,074,945)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the fund’s average daily net assets and 4.57% of gross income less interest expense from leveraging. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended November 30, 2014 was equivalent to an annual effective rate of 0.61% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2014, these fees paid to MFSC amounted to $16,586.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2014 was equivalent to an annual effective rate of 0.0149% of the fund’s average daily net assets.

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $792 and the Retirement Deferral plan resulted in an expense of $185. Both amounts are included in independent Trustees’ compensation for the year ended November 30, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $24,984 at November 30, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the ICCO Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the ICCO Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the ICCO Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended November 30, 2014, the aggregate fees paid by the fund under these agreements were $2,633 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the ICCO Agreements in the amount of $968, which

Notes to Financial Statements – continued

is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended November 30, 2014, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$40,473,242	$20,994,492
Investments (non-U.S. Government securities)	$290,596,007	$248,647,582

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. The fund repurchased and retired 856,717 shares of beneficial interest during the year ended November 30, 2014 at an average price per share of $9.10 and a weighted average discount of 11.19% per share. The fund repurchased and retired 115,800 shares of beneficial interest during the year ended November 30, 2013 at an average price per share of $8.92 and a weighted average discount of 11.47% per share. Transactions in fund shares were as follows:

	Year ended 11/30/14		Year ended 11/30/13
	Shares	Amount	Shares	Amount
Capital shares reacquired	(856,717)	$(7,794,409)	(115,800)	$(1,032,873)

(6) Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. This credit agreement matured on August 22, 2014. The trustees approved the renewal of the revolving secured line of credit up to the amount of $100,000,000 on substantially similar terms for an additional 364 day period which matures on August 21, 2015. At November 30, 2014, the fund had outstanding borrowings under this agreement in the amount of $100,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered Level 2 under the fair value hierarchy. Borrowing under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread or an alternate rate, at the option of the borrower, stated as the greater of Overnight LIBOR or the Federal Funds Rate each plus an agreed upon spread. The fund incurred interest expense of $843,523 during the period in connection with this loan agreement. The fund may also be charged a commitment fee based on the average daily unused portion of the revolving secured line of credit. The fund did not incur a commitment fee during the period. For

Notes to Financial Statements – continued

the year ended November 30, 2014, the average loan balance was $100,000,000 at a weighted average annual interest rate of 0.84%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	71,783,375	148,475,554	(215,043,332)	5,215,597

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$34,018	$5,215,597

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Charter Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Charter Income Trust (the Fund), as of November 30, 2014, and the related statements of operations and its cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Charter Income Trust at November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 15, 2015

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Intermediate Income Trust, which was held on October 2, 2014, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Steven E. Buller	47,082,182.484	849,652.584
William R. Gutow	47,110,606.845	821,228.223
Michael Hegarty	47,196,463.912	735,371.156
John P. Kavanaugh	47,247,258.457	684,576.611
Robert W. Uek	47,190,294.174	741,540.894

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	2016	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	2015	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	2015	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Steven E. Buller (age 63)	Trustee	February 2014	2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 73)	Trustee	January 2006	2015	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	2016	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	2014	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	2014	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	2014	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Maryanne L. Roepke (age 58)	Trustee	May 2014	2016	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	2016	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	2014	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	N/A	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	N/A	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	N/A	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	N/A	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	N/A	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2015, the Trustees served as board members of 135 funds within the MFS Family of Funds.

Trustees and Officers – continued

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
111 Huntington Avenue	1 Lincoln Street
Boston, MA 02199-7618	Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
Richard Hawkins	Ernst & Young LLP
William Adams	200 Clarendon Street
Ward Brown	Boston, MA 02116
David Cole
Pilar Gomez-Bravo
Joshua Marston
Robert Persons
Matthew Ryan
Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2013 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment

Board Review of Investment Advisory Agreement – continued

advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 16th out of a total of 20 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 12th out of a total of 20 funds for the one-year period and 13th out of a total of 16 funds for the five-year period ended December 31, 2013. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and the other fund in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund out-performed its custom benchmark for the one-, three- and five-year periods ended December 31, 2013 (one-year: 3.6% total return for the Fund versus 1.8% total return for the benchmark; three-year: 7.6% total return for the Fund versus 6.3% total return for the benchmark; five-year: 12.5% total return for the Fund versus 11.2% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action

Board Review of Investment Advisory Agreement – continued

recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the Fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

New York Stock Exchange Symbol: MCR

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek, and Mses Roepke and. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2014 and 2013, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2014	2013
Fees billed by E&Y:
MFS Charter Income Trust	54,149	53,517

For the fiscal years ended November 30, 2014 and 2013, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS Charter Income Trust	10,843	10,714	10,102	9,978	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Charter Income Trust*	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees Billed by E&Y:
To MFS Charter Income Trust, MFS and MFS Related Entities#	95,945	78,692

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, John P. Kavanaugh, and Robert W. Uek and Mses. Maryanne L. Ropeke and Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2014

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A. VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carryforwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues—Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and

[1]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Charter Income Trust (the “Fund”) is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Richard O. Hawkins	Lead Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1988.

William J. Adams	Lower Quality Debt Instruments Portfolio Manager	2011	Investment Officer of MFS; employed in the investment area of MFS since 2009, Credit Analyst at MFS from 1997 to 2005.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 2005

David P. Cole	Lower Quality Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004.

Pilar Gomez-Bravo	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of MFS since 2013; Imperial Capital from May 2012 to March 2013; Negentropy Capital from June 2011 to April 2012; Marengo Asset Management from June 2010 to April 2011; Neuberger Berman from June 2006 to May 2010

Joshua P. Marston	Structured Securities Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 1999

Robert D. Persons	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of MFS since 2000

Matthew W. Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1997.

Erik S. Weisman	Sovereign Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 2002

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2013, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2013, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Charter Income Trust	Richard O. Hawkins

Citigroup World Government Bond Non-Dollar Hedged Index JPMorgan Emerging Markets Bond Index Global

Barclay’s U.S. High-Yield Corporate Bond 2% Issuer Capped Index Barclay’s U.S. Credit Bond Index

Barclay’s U.S. Government/Mortgage Bond Index

	William J. Adams	Barclays U.S. High-Yield Corporate Bond Index

	Ward Brown	JPMorgan Emerging Markets Bond Index Global

	David P. Cole	Barclays U.S. High-Yield Corporate Bond Index

	Pilar Gomez-Bravo	Barclays Global Credit Index

	Joshua P. Marston	Barclays U.S. Government/Mortgage Index

	Robert D. Persons	Barclays Global Credit Index

	Matthew W. Ryan	JPMorgan Emerging Markets Bond Index Global

	Erik S. Weisman	Citigroup World Government Bond Non-Dollar Hedged Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended November 30, 2014. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Richard O. Hawkins	N

William J. Adams	N

Ward Brown	N

David P. Cole	N

Pilar Gomez-Bravo	N

Joshua P. Marston	N

Robert D. Persons	N

Matthew W. Ryan	N

Erik S. Weisman	N

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate. The number and assets of these accounts were as follows as of November 30, 2014:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Richard O. Hawkins	10	$18.3 billion	3	$3.5 billion	2	$132.9 million
William J. Adams	13	$8.1 billion	4	$1.2 billion	1	$109.7 million
Ward Brown	12	$11.7 billion	8	$4.0 billion	6	$1.4 billion
David P. Cole	12	$8.1 billion	2	$964.8 million	1	$109.7 million
Pilar Bravo-Gomez	4	$3.6 billion	3	$3.4 billion	1	$103.1 million
Joshua P. Marston	7	$19.7 billion	8	$5.0 billion	11	$581.7 million
Robert D. Persons	11	$15.0 billion	5	$4.1 billion	2	$273.8 million
Matthew W. Ryan	14	$12.5 billion	9	$4.9 billion	6	$1.4 billion
Erik S. Weisman	11	$6.7 billion	3	$3.5 billion	1	$103.1 million

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Charter Income Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/13-12/31/13	231,831	9.06	231,831	5,141,081
1/01/14-1/31/14	0	N/A	0	5,141,081
2/01/14-2/28/14	0	N/A	0	5,141,081
3/01/14-3/31/14	146,867	9.13	146,867	5,307,082
4/01/14-4/30/14	0	N/A	0	5,307,082
5/01/14-5/31/14	0	N/A	0	5,307,082

6/01/14-6/30/14	0	N/A	0	5,307,082
7/01/14-7/31/14	264,000	9.22	264,000	5,043,082
8/01/14-8/31/14	0	N/A	0	5,043,082
9/1/14-9/30/14	0	N/A	0	5,043,082
10/1/14-10/31/14	214,019	8.96	214,019	4,829,063
11/1/14-11/30/14	0	N/A	0	4,829,063

Total	856,717	9.10	856,717

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2014 plan year is 5,453,949.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS CHARTER INCOME TRUST

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: January 15, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: January 15, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 15, 2015

*	Print name and title of each signing officer under his or her signature.